                                                                    EXHIBIT 99.1



                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                          BANK UNITED CORP. LITIGATION
                         CONTINGENT PAYMENT RIGHTS TRUST

                                FEBRUARY 8, 2001

                                TABLE OF CONTENTS

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                                                     ARTICLE I.
                                           INTERPRETATION AND DEFINITIONS

Section 1.01      Definitions.....................................................................................2

                                                     ARTICLE II
                                                    ORGANIZATION

Section 2.01      Name............................................................................................8
Section 2.02      Office..........................................................................................8
Section 2.03      Purposes and Powers of the Litigation Trust.....................................................8
Section 2.04      Title to Property of the Litigation Trust.......................................................9
Section 2.05      Mergers........................................................................................10

                                                    ARTICLE III.
                                                      TRUSTEES

Section 3.01      Authority......................................................................................11
Section 3.02      Number of Trustees.............................................................................11
Section 3.03      Delaware Trustee...............................................................................12
Section 3.04      Institutional Trustee; Eligibility.............................................................12
Section 3.05      Appointment, Removal and Resignation of the Institutional and Delaware Trustees................13
Section 3.06      Vacancies Among Relevant Trustees; Effect of Vacancies.........................................15
Section 3.07      The Litigation Trustees........................................................................15
Section 3.08      Limitation on Liability of Litigation Trustees.................................................15
Section 3.09      Resignation of a Litigation Trustee............................................................15
Section 3.10      Appointment of Successor Litigation Trustees...................................................16
Section 3.11      Meetings of the Trustees.......................................................................16
Section 3.12      Powers and Duties of Sponsor, Litigation Trustees and Institutional Trustee....................17
Section 3.13      Certain Duties and Responsibilities of the Trustees............................................22
Section 3.14      Certain Rights of the Institutional Trustee....................................................24
Section 3.15      Lists of Holders of CPR Certificates...........................................................26
Section 3.16      Execution of Documents.........................................................................26
Section 3.17      Not Responsible for Recitals or Issuance of CPR Certificates...................................26
Section 3.18      Filings With the Commission....................................................................27
Section 3.19      Default; Notice................................................................................27

                                                    ARTICLE IV.
                                                PAYMENTS TO HOLDERS

Section 4.01      Payment to Holders.............................................................................27
Section 4.02      Timing of Payments.............................................................................28
Section 4.03      Default; Waiver................................................................................28
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                                                     ARTICLE V
                                          EXPENSES AND THE RETAINED AMOUNT

Section 5.01      Expenses.......................................................................................28
Section 5.02      Return of Funds................................................................................28
Section 5.03      Retained Amount................................................................................28

                                                     ARTICLE VI
                                            MANAGEMENT OF THE LITIGATION

Section 6.01      Authority of the Litigation Trustees...........................................................29
Section 6.02      Retention of Attorneys, Accountants and Other Professionals....................................30
Section 6.03      Cooperation by the Sponsor.....................................................................31

                                                    ARTICLE VII
                                   ISSUANCE AND DISTRIBUTION OF CPR CERTIFICATES

Section 7.01      General Provisions Regarding CPR Certificates..................................................32
Section 7.02      Paying Agent, Transfer Agent and Registrar.....................................................32
Section 7.03      Form and Dating................................................................................33
Section 7.04      Mutilated, Destroyed, Lost or Stolen Certificates..............................................34
Section 7.05      Temporary CPR Certificates.....................................................................34
Section 7.06      Issuance of CPR Certificates on the Effective Date.............................................35
Section 7.07      Redemption and Cancellation....................................................................35
Section 7.08      Issuance of CPR Certificates After the Effective Time..........................................36

                                                    ARTICLE VIII
                                  DISSOLUTION AND TERMINATION OF LITIGATION TRUST

Section 8.01      Dissolution and Termination of Litigation Trust................................................36

                                                    ARTICLE IX.
                                               TRANSFER OF INTERESTS

Section 9.01      General........................................................................................37
Section 9.02      Transfer Procedures............................................................................37
Section 9.03      Deemed CPR Certificate Holders.................................................................40
Section 9.04      [Intentionally Left Blank].....................................................................40
Section 9.05      Appointment of Successor Clearing Agency.......................................................40

                                                     ARTICLE X.
                                            HOLDERS OF CPR CERTIFICATES

Section 10.01     Limitations on Rights of Holders...............................................................40
Section 10.02     Limitations on Suits by Holders................................................................41
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                                                    ARTICLE XI.
                                 LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                                                 TRUSTEES OR OTHERS

Section 11.01     Liability......................................................................................43
Section 11.02     Exculpation....................................................................................43
Section 11.03     Fiduciary Duty.................................................................................44
Section 11.04     Indemnification................................................................................45
Section 11.05     Outside Businesses.............................................................................46
Section 11.06     Compensation; Fee..............................................................................47

                                                    ARTICLE XII.
                                                     ACCOUNTING

Section 12.01     Fiscal Year....................................................................................47
Section 12.02     Certain Accounting Matters.....................................................................47
Section 12.03     Banking........................................................................................48
Section 12.04     Withholding....................................................................................48

                                                   ARTICLE XIII.
                                              AMENDMENTS AND MEETINGS

Section 13.01     Amendments.....................................................................................48
Section 13.02     Meetings of Holders of CPR Certificates; Action by Written Consent.............................50

                                                    ARTICLE XIV.
                           REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

Section 14.01     Representations and Warranties of the Institutional Trustee....................................51
Section 14.02     Representations and Warranties of the Delaware Trustee.........................................52

                                                    ARTICLE XV.
                                                   MISCELLANEOUS

Section 15.01     Notices........................................................................................52
Section 15.02     Governing Law..................................................................................54
Section 15.03     Intention of Parties...........................................................................54
Section 15.04     Headings.......................................................................................55
Section 15.05     Successors and Assigns.........................................................................55
Section 15.06     Partial Enforceability.........................................................................55
Section 15.07     Specific Performance...........................................................................55
Section 15.08     Counterparts...................................................................................55
Section 15.09     Consent to Jurisdiction........................................................................55
Section 15.10     Default Rules..................................................................................55
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                                       iii

                                                                   EXHIBIT 99.1

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                          BANK UNITED CORP. LITIGATION
                         CONTINGENT PAYMENT RIGHTS TRUST
                                FEBRUARY 8, 2001

         This Amended and Restated Declaration of Trust (this "Declaration" or this "Agreement") dated as of February 8, 2001, and to be effective as of the Effective Time (as defined herein), by the Trustees (as defined herein), Bank United Corp. (along with its successors, the "Sponsor") and by the holders, from time to time, of undivided beneficial interests in the assets of the Bank United Litigation Contingent Payment Rights Trust (the "Litigation Trust") to be issued pursuant to this Declaration;

         WHEREAS, the Delaware Trustee (as defined herein) and the Sponsor, by a Declaration of Trust, dated and effective as of November 2, 2000 (the "Original Declaration"), and by a Certificate of Trust filed with the Secretary of State of the State of Delaware on the same date, established a statutory business trust under the Delaware Business Trust Act (as defined herein) for the sole purposes of holding the Proceeds Amount (as defined herein), distributing the Payment Amount (as defined herein) and of filing a registration statement under the Securities Act (as defined herein) with the Securities and Exchange Commission relating to the issuance of CPR Certificates (as defined herein);

         WHEREAS, the Institutional Trustee, the Delaware Trustee and the Sponsor, by this declaration, hereby amend and restate the Original Declaration as set forth herein;

         WHEREAS, the Trustees (as defined herein) have established, or simultaneously herewith will establish, the Bank United Corp. Payment Rights Trust (the "Payment Trust"), a statutory business trust under the Business Trust Act for the sole purpose of holding the Commitment Amount (as defined herein) and distributing the Proceeds Amount to the Litigation Trust or its successor;

         WHEREAS, the Sponsor holds all of the beneficial interests in the Payment Trust;

         WHEREAS, the Sponsor and Washington Mutual, Inc. ("Washington Mutual") have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 18, 2000, as amended, and the Sponsor and CPR Merger Corporation, a wholly owned subsidiary of the Sponsor ("Merger Sub"), have entered into an Agreement and Plan of Merger (the "Plan of Reorganization"), which together contemplate that (i) immediately prior to the effective time of the merger (the "Merger") of the Sponsor with and into Washington Mutual, Merger Sub will merge (the "Reorganization") with and into the Sponsor, as a result of which each share of Class A Common Stock, par value $0.01 per share, of the Sponsor ("Sponsor Common Stock"), issued and outstanding immediately prior to the effective time of the Reorganization (the "Effective Time") will be automatically converted into one new share of Sponsor Common Stock and the right to receive one CPR Certificate, with appropriate and proportionate adjustments to be made to other equity-based securities of the Sponsor, (ii) immediately prior to the Effective Time, the Litigation Trust will issue CPR Certificates to the Sponsor, which CPR Certificates will represent assignable and transferable undivided beneficial interests in the assets of the Litigation Trust, in part to be issued in the Reorganization, in part to be held for future issuance as more fully provided in the Plan of Reorganization and herein, and in part to be issued to the Litigation Trustees (as defined herein) as compensation pursuant to the terms of the Litigation Trustee Agreements (as defined herein), and (iii) at the Effective Time, and effective at the Effective Time, the Sponsor will enter into a Commitment Agreement (the "Commitment"), in the form attached hereto as Exhibit A, pursuant to which the Sponsor will be obligated to pay to the Payment Trust from time to time an aggregate amount equal to the Commitment Amount, and the Payment Trust will be obligated to distribute to the Litigation Trust the Proceeds Amount.

         WHEREAS, the Litigation Trust will hold the Commitment and the Litigation Trustees will, upon the effectiveness of the Commitment, instruct the Sponsor and Bank United, a wholly-owned subsidiary of the Sponsor (along with its successors, "Bank United") pursuant to the terms of this Declaration as to the administration of the litigation claims of the Sponsor and Bank United, and any of their successors, in the litigation filed on July 25, 1995, by the Sponsor, Bank United and Hyperion Partners L.P. against the United States in the U.S. Court of Federal Claims for alleged failures of the United States to adhere to its agreement to waive or forbear from enforcing certain provisions concerning regulatory capital requirements, liquidity requirements, accounting requirements and other matters, and or any substitute or ancillary action, litigation or arbitration with respect to the claims made in such action (the "Litigation");

         WHEREAS, nothing in this Declaration shall be deemed to be or to effect an assignment (within the meaning of 31 U.S.C. 3727) of the Litigation; and

         WHEREAS, as of the date hereof, no interests in the Litigation Trust have been issued;

         NOW, THEREFORE, it being the intention of the parties hereto to continue the existence of the Litigation Trust as a statutory business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such statutory business trust, the Trustees declare that all assets contributed to the Litigation Trust will be held in trust for the benefit of the holders of the beneficial interests in the assets of the Litigation Trust, subject to the provisions of this Declaration.

                                   ARTICLE I.
                         INTERPRETATION AND DEFINITIONS

         Section 1.01 Definitions.

         Unless the context otherwise requires:

         (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c) all references to "the Declaration" or "this Declaration" are to this Declaration, in its entirety, as modified, supplemented or amended from time to time, and not to any particular Article, Section or subsection;



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

         (d) all references to "herein" or "hereunder" refer to this Declaration in its entirety, as modified, supplemented or amended from time to time, and not to any particular Article, Section or subsection;

         (e) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

         (f) a reference to the singular includes the plural and vice versa; and

         (g) a reference to the masculine includes the feminine and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor Rule thereunder.

         "Agreement" has the meaning set forth in the preamble hereof.

         "Authenticating Agent" has the meaning set forth in Section 7.01(b)

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Bank United" has the meaning set forth in the recitals hereof.

         "Bank United Group" means the Sponsor, Bank United and any of their respective successors, their subsidiaries and Affiliates and the subsidiaries and Affiliates of their respective successors, including without limitation Washington Mutual, Inc. and its Affiliates and subsidiaries after the Washington Mutual Merger, provided that Hyperion shall not be deemed to be a member of the Bank United Group.

         "Bank United Litigation Committee" has the meaning set forth in Section 3.11(b).

         "Book Entry Interest" means a beneficial interest in one or more Global CPR Certificates, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.02.

         "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in Seattle (in the State of Washington), Houston (in the State of Texas), or Wilmington (in the State of Delaware) are permitted or required by any applicable law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code sec. 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the CPR Certificates and in whose name (or in the name of a nominee of that organization) shall be registered a Global CPR Certificate and which shall undertake to effect book entry transfers and pledges of the CPR Certificates.



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

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission.

         "Commitment" has the meaning set forth in the recitals hereof.

         "Commitment Amount" has the meaning set forth in the Commitment.

         "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square, Suite 102, 920 King Street, New Castle County, Wilmington, Delaware 19801, Attention: Corporate Trust Administration; facsimile number (302) 888-7544.

         "CPR Certificates" means the Contingent Payment Right Certificates, including the Contingent Payment Right Certificates issued immediately prior to the Effective Time and any other Contingent Payment Right Certificates issued by the Litigation Trust.

         "Damages" has the meaning set forth in Section 11.04(a).

         "Declaration" has the meaning set forth in the preamble hereto.

         "Default Rule" means a rule stated in the Business Trust Act that (i) structures, defines or regulates the finances, governance, operations or other aspects of a Delaware business trust organized under the Business Trust Act and
(ii) applies except to the extent it is negated or modified through the provisions of a governing instrument.

         "Definitive CPR Certificate" has the meaning set forth in Section 7.03(b).

         "Delaware Trustee" has the meaning set forth in Section 3.03(a).

         "Depositary" means, with respect to the CPR Certificates, DTC or another Clearing Agency.

         "DTC" means The Depository Trust Company, New York, New York, the initial Clearing Agency.

         "Effective Time" has the meaning set forth in the recitals hereof.

         "Effective Date" shall mean the date on which the Effective Time occurs.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.



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

         "Expenses Account" has the meaning set forth in Section 3.12(c)(ii)(B).

         "Fiscal Year" has the meaning set forth in Section 12.01.

         "Global CPR Certificate" has the meaning set forth in Section 7.03(b).

         "Holder" means a Person in whose name a CPR Certificate is registered on the register maintained by the Registrar pursuant to Section 7.02, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "Hyperion" means Hyperion Partners L.P., a Delaware limited partnership.

         "Indemnified Person" means (a) the Institutional Trustee, the Delaware Trustee, any Affiliate of the Institutional Trustee or the Delaware Trustee, and any officers, directors, stockholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee; (b) any Litigation Trustee; (c) any Affiliate of any Litigation Trustee; (d) any partners, employees, representatives, agents, counsel and other advisors of any Litigation Trustee; (e) any member of the Bank United Litigation Committee; (f) any officer, employee, representative, agent, counsel or other advisors of the Litigation Trust or its Affiliates.

         "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 3.04 and duly appointed pursuant to this Declaration.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "List of Holders" has the meaning set forth in Section 3.15.

         "Litigation" has the meaning set forth in the recitals hereof.

         "Litigation Proceeds" has the meaning set forth in the Commitment.

         "Litigation Trust" has the meaning set forth in the first paragraph of this Declaration.

         "Litigation Trustees" has the meaning set forth in Section 3.07.

         "Litigation Trustee Agreements" means the Litigation Trustee Agreements, dated as of August 18, 2000, entered into by each of the initial Litigation Trustees and the Sponsor, copies of which are attached as Exhibit B.

         "Litigation Trust Property" means (a) the Commitment and all proceeds and rights in respect of the Commitment and (b) any other assets that may be held from time to time by the Litigation Trust.

         "Litigation Trust Purpose" shall have the meaning set forth in Section 2.03.



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

         "Merger" has the meaning set forth in the recitals hereof.

         "Merger Agreement" has the meaning set forth in the recitals hereof.

         "Non-Cash Proceeds" has the meaning set forth in the Commitment.

         "Officers' Certificates" means, (i) with respect to any Person other than Litigation Trustees, a certificate signed by two Authorized Officers of such Person, and (ii) with respect to the Litigation Trustees, a certificate signed by a majority of the Litigation Trustees then in office. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in the Declaration shall include:

                  (i) a brief statement of the nature and scope of the examination or investigation undertaken by each Authorized Officer or Litigation Trustee in rendering the Certificate; and

                  (ii) a statement as to whether, in the opinion of each such Authorized Officer or Litigation Trustee, such condition or covenant has been complied with.

         "Paying Agent" has the meaning specified in Section 7.02.

         "Payment Amount" shall mean, with respect to each distribution of the Proceeds Amount received by the Litigation Trust pursuant to the Commitment, such payment of the Proceeds Amount received by the Litigation Trust (including the amount of cash resulting from the monetization by the Sponsor of any Non-Cash Proceeds) less the amount of any accrued but unpaid expenses payable by the Litigation Trust, plus interest or income, if any, received by the Litigation Trust on such payment of the Proceeds Amount, less amounts retained by the Litigation Trust as the Retained Amount.

         "Payment Notice" has the meaning set forth in the Commitment.

         "Payment Trust" has the meaning set forth in the recitals hereof.

         "Payment Trust Agreement" means the Amended and Restated Declaration of Trust, dated February 8, 2001 relating to the Payment Trust.

         "Payment Trust Trustees" means the trustees of the Payment Trust.

         "Permitted Investment" means the Merrill Lynch Government Fund money market fund (including any successor) or, if at the time of the receipt of the applicable payment of the Commitment Amount by the Litigation Trust (i) such fund is not in existence, (ii) such fund is no longer limited to investing in short-term obligations of or guaranteed by the United States government, (iii) such fund is not accepting new investors or new investments or will not accept the investment of the Commitment Amount or the Retained Amount, as the case may be, or (iv) such fund is not AAA rated by Standard and Poor's, the AAA rated money market fund reported in the IBC Rated Money Fund Report to have the largest amount of assets under management as of the end of the most recent year for which information is publicly available and which will accept such investment.



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

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Plan of Reorganization" has the meaning set forth in the recitals hereof.

         "Proceeds Amount" has the meaning set forth in the Commitment.

         "Proceeds Amount Account" has the meaning set forth in Section 3.12(c)(ii)(C).

         "Recovery Agreement" has the meaning set forth in Section 6.01(e).

         "Registrar" has the meaning set forth in Section 7.02.

         "Reimbursements" has the meaning set forth in the Commitment.

         "Relevant Trustee" has the meaning set forth in Section 3.05.

         "Replacement Options" has the meaning set forth in the Merger
Agreement.

         "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any managing director, vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee with direct responsibility for carrying out the responsibilities of the Institutional Trustee hereunder and also means, with respect to a particular corporate Litigation Trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Retained Amount" has the meaning set forth in Section 5.03(a).

         "Retained Amount Period" has the meaning set forth in Section 5.03(a).

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Sponsor" has the meaning set forth in the first paragraph of this Agreement.

         "Successor Certificates" has the meaning set forth in Section 2.05(b)(i)(B).

         "Successor Delaware Trustee" has the meaning set forth in Section 3.05(b).

         "Successor Entity" has the meaning set forth in Section 2.05(b)(i).

         "Successor Institutional Trustee" has the meaning set forth in Section 3.05(b).

         "Transfer Agent" has the meaning set forth in Section 7.02.



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

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a Trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Institutional Trustee, Delaware Trustee or Litigation Trustee in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as Trustees hereunder.

         "Washington Mutual" has the meaning set forth in the recitals hereof.

         "Washington Mutual Merger" means the merger of the Sponsor with and into Washington Mutual pursuant to the terms, and subject to the conditions, set forth in the Merger Agreement.

                                   ARTICLE II.
                                  ORGANIZATION

         Section 2.01 Name. The Litigation Trust shall continue to be named "Bank United Corp. Litigation Contingent Payment Rights Trust," as such name may be modified from time to time by the Litigation Trustees following written notice to the Holders. The Litigation Trust's activities may be conducted under the name of the Litigation Trust or any other name deemed advisable by the Litigation Trustees.

         Section 2.02 Office. The address of the principal office of the Litigation Trust on the date of execution of this Declaration is:

         Bank United Corp. Litigation Contingent Payment Rights Trust c/o Bank United Corp.
         3200 Southwest Freeway
         Suite 2604
         Houston, Texas 77027
         Attention: Jonathon K. Heffron
         Facsimile: (713) 543-7744

On ten Business Days written notice to the Holders, the Institutional Trustee may designate another principal office at the instruction of the Litigation Trustees.

         Section 2.03 Purposes and Powers of the Litigation Trust.

         (a) The exclusive purposes and functions of the Litigation Trust (each, a "Litigation Trust Purpose") are (i) to hold and enforce the Commitment, (ii) for the purpose of, and in a manner consistent with, achieving the realization and distribution of amounts payable pursuant to the Commitment, upon the effectiveness of the Commitment, to instruct the Sponsor, Bank United and their successors to prosecute, appeal, resolve, settle, compromise or otherwise pursue the Litigation and (iii) upon receipt of payments of the Proceeds Amount pursuant to the Commitment, to distribute the Payment Amount as provided herein, and thereafter to distribute any portion of the Retained Amount remaining at the end of the Retained Amount Period as provided herein, to the Holders in as prompt and orderly a fashion as possible consistent with this Declaration. Anything to the contrary herein or in the Business Trust Act notwithstanding, the Trustees



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

shall not at any time, on behalf of the Litigation Trust or the Holders, enter into or engage in any profit-making trade or business, and the Trustees shall have no powers to take, and shall not take, any actions hereunder other than such as are reasonably necessary and incidental to the achievement of the foregoing exclusive Litigation Trust Purposes.

         (b) Notwithstanding anything in this Declaration or in any Default Rule of the Business Trust Act to the contrary, no Trustee shall have any power to
(i) modify the terms of the Commitment unless a breach of the Sponsor has occurred thereunder or is reasonably foreseeable, (ii) invest money held by the Litigation Trust except amounts held, pursuant to Sections 3.12(b)(ii)(d) and
5.03 hereof, pending their use to pay expenses or make distributions, or (iii) after the Effective Time, issue any CPR Certificates except as contemplated by this Agreement or pursuant to the Litigation Trustee Agreements.

         (c) In order to raise funds for, or meet its obligation to pay, expenses reasonably necessary to preserve or protect assets of the Litigation Trust or to administer the Litigation Trust (including, without limitation, expenses related to the Litigation and expenses related to the liability and indemnification obligations of the Litigation Trust), and solely in furtherance of Litigation Trust Purposes, the Litigation Trustees on behalf of the Litigation Trust may undertake the following:

                  (i) enter into, subject to the limitations set forth in
         Section 6.02(a), customary fee arrangements (including fees contingent on receipt by the Litigation Trust of, and determined by reference to, all or any portion of the Commitment Amount) with counsel for the Litigation, to the Litigation Trust or to the Litigation Trustees, experts or consultants, which arrangements either (x) provide for such counsel, experts or consultants to receive amounts that represent for federal income tax purposes arms-length compensation for services when paid in cash by the Litigation Trust or (y) otherwise do not create ownership interests in the Litigation Trust for federal income tax purposes other than CPR Certificates of the same class as the CPR Certificates issued immediately prior to the Merger representing pro rata interests in the Litigation Trust;

                  (ii) incur indebtedness that represents debt of the Litigation Trust (and not an ownership interest) for federal income tax purposes; and

                  (iii) issue additional CPR Certificates after the Reorganization in accordance with Section 7.08.

The Litigation Trustees shall provide any such amounts to the Institutional Trustee for deposit to an Expenses Account.

         Section 2.04 Title to Property of the Litigation Trust. Legal title to all assets of the Litigation Trust shall be vested in the Litigation Trust. The Holders shall not have legal title to any part of the assets of the Litigation Trust, but shall have an undivided beneficial interest in the assets of the Litigation Trust.



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

         Section 2.05 Mergers.

         (a) The Litigation Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in paragraph (b) of this Section 2.05 or in a liquidation of the Litigation Trust in accordance with this Declaration.

         (b) The Litigation Trust may, with the consent of the Institutional Trustee (which consent shall be required if the Institutional Trustee receives the opinions delivered pursuant to this Section 2.05; provided, however, that the Institutional Trustee shall not be obligated to so consent if the consolidation, amalgamation or merger will effect a material adverse change in the duties, rights or obligations of the Institutional Trustee) and a majority of the Litigation Trustees and without the consent of the Delaware Trustee, the Sponsor or the Holders of the CPR Certificates, consolidate, amalgamate, merge with or into, or be replaced by a person organized as such under the laws of any state of the United States; provided that:

                  (i) if the Litigation Trust is not the survivor, such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the
                  Litigation Trust under the CPR Certificates; or

                           (B) substitutes for the CPR Certificates other
                  securities having substantially the same terms as the CPR Certificates (the "Successor Certificates");

                  (ii) the Successor Certificates remain listed, or any Successor Certificates will be listed or quoted upon notification of issuance, on any national securities exchange or automated quotation system on which the CPR Certificates are then listed or quoted, if any;

                  (iii) such merger, consolidation, amalgamation or replacement does not result in any material alteration of the Litigation Trust Property or adversely affect the rights, preferences and privileges of the Holders (including any Successor Certificates) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

                  (iv) such Successor Entity has purposes that are substantially identical to the Litigation Trust Purposes;

                  (v) prior to such merger, consolidation, amalgamation or replacement, the Litigation Trust has received an opinion of nationally recognized outside counsel to the Litigation Trust experienced in such matters and selected by the Litigation Trustees to the effect that:

                           (a) such merger, consolidation, amalgamation or
                  replacement does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Certificates) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

                           (b) such merger, consolidation, amalgamation or
                  replacement, will not cause the Litigation Trust (or the Successor Entity) to fail to be classified as a grantor trust for United States federal income tax purposes; provided, however, that the Litigation Trust shall not be required to receive the opinion set forth in clause (b) if a majority of the Holders of CPR Certificates outstanding shall have approved such merger, consolidation, amalgamation or replacement;

                  (vi) without the unanimous consent of the Litigation Trustees, such merger, consolidation, amalgamation or replacement shall not result in any material change to the rights of the Litigation Trustees, including, without limitation, their rights to indemnification, exculpation and compensation set forth in this Declaration and under Delaware law; and

                  (vii) prior to such merger, consolidation, amalgamation or replacement the Institutional Trustee shall have received an opinion of counsel to the effect that all conditions precedent of this paragraph
         (b) to such transaction have been satisfied.

         (c) Pursuant to Section 3815(f) of the Business Trust Act, in the case of a consolidation, amalgamation, or merger of the Litigation Trust with or into, or the replacement by, a person organized as such under the laws of any state of the United States, subject to the requirements described in Section 2.05(b) above, the agreement of merger or consolidation may effect any amendment to this Declaration, or effect the adoption of a new governing instrument of the Litigation Trust if it is the surviving or resulting business trust in the merger or consolidation. Such amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation.

                                  ARTICLE III.
                                    TRUSTEES

         Section 3.01 Authority. Except as specifically provided in this Declaration, the Institutional Trustee and the Litigation Trustees shall have exclusive and complete authority to carry out the Litigation Trust Purposes. An action taken by a Trustee in accordance with its powers shall constitute the act of and serve to bind the Litigation Trust, it being understood that except as provided expressly herein the Litigation Trustees may act only upon the vote or consent (such consent to be evidenced by a writing executed contemporaneously with or promptly following any oral consent) of a majority of the Litigation Trustees. In dealing with the Trustees acting on behalf of the Litigation Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Litigation Trust. Persons dealing with the Litigation Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         Section 3.02 Number of Trustees. There shall be one Delaware Trustee if required by Section 3.03; the Institutional Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case Section 3.03 shall have no application to such entity in its capacity as Institutional Trustee. There shall be one Institutional Trustee as required by Section 3.04. There shall be two initial Litigation Trustees, subject to change as provided in
Section 3.07.

         Section 3.03 Delaware Trustee.

         (a) If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

                  (i) a natural person who is a resident of the State of Delaware; or

                  (ii) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including Section 3807 of the Business Trust Act.

         (b) The Delaware Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         (c) The initial Delaware Trustee shall be First Union Trust Company, National Association.

         (d) Notwithstanding any other provision of this Declaration, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of any of the Trustees described in this Declaration. Except as set forth in this Section 3.03, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

         (e) In no event shall the Delaware Trustee be liable to any person for the acts or omissions of the Litigation Trust or the Trustees (except for the Delaware Trustee's obligation to meet the requirements of Section 3807 of the Business Trust Act).

         Section 3.04 Institutional Trustee; Eligibility.

         (a) There shall at all times be one Trustee which shall act as Institutional Trustee, which Trustee shall:

                  (i) not be an Affiliate of the Sponsor;

                  (ii) not offer or provide credit or credit enhancement to the Litigation Trust; and

                  (iii) be a corporation or banking association organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 3.04(a)(iii), the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 3.04(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 3.05(a).

         (c) The initial Institutional Trustee shall be First Union Trust Company, National Association.

         (d) The Institutional Trustee shall continue to serve as a Trustee until either:

                  (i) the Litigation Trust has been completely liquidated and all amounts received or receivable or potentially receivable pursuant to the Commitment (including the final payment of the Commitment Amount and any portion remaining in the Retained Amount upon the expiration of the Retained Amount Period) and not otherwise applied as provided herein and any other amounts shall have been distributed to the Holders pursuant to the terms hereof and of the CPR Certificates; or

                  (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 3.05.

         Section 3.05 Appointment, Removal and Resignation of the Institutional and Delaware Trustees.

         (a) No resignation or removal of the Institutional or Delaware Trustee (each, a "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of this Section 3.05.

         (b) Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the other Trustees and the Holders. Upon the resignation of the Relevant Trustee, the Litigation Trustees shall appoint a successor (the "Successor Institutional Trustee" or the "Successor Delaware Trustee," as applicable) who shall execute an instrument of acceptance as described in Section 3.05(e) below. If the instrument of acceptance by the successor Relevant Trustee required by this Section 3.05 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Litigation Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The resigning Relevant Trustee shall have no liability for the selection of such successor pursuant to this Section 3.05.

         (c) The Institutional Trustee or the Delaware Trustee, or both of them, may be removed by (i) the Litigation Trustees or (ii) Holders of a majority of the CPR Certificates outstanding, in each case by delivery of notification of removal to the Relevant Trustee (in its individual capacity and on behalf of the Litigation Trust) and the other Trustees, with such removal by Holders being permitted (x) if no default by the Litigation Trust with respect to its payment obligations under Article IV shall have occurred and be continuing, only for cause and (y) if a default by the Litigation Trust with respect to its payment obligations under Article IV shall have occurred and be continuing, either with or without cause. A Delaware Trustee who is a natural person may also be removed by the Litigation Trustees if such Delaware Trustee becomes incompetent or incapacitated, and shall be deemed removed if such Delaware Trustee dies. If a Relevant Trustee shall be so removed, the Litigation Trustees shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Relevant Trustee or Trustees shall comply with the applicable requirements of Section 3.03 or Section 3.04, as the case may be. If no successor Relevant Trustee shall have been so appointed by the Litigation Trustees and accepted appointment in the manner required by this Section 3.05, within 30 days after delivery of notification of removal or after the Litigation Trust receives notice of the Delaware Trustee's death, incompetence or incapacity, any Holder who has been a Holder of CPR Certificates for at least six months may, on behalf of himself and all others similarly situated, or the Relevant Trustee being removed may, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trustee or Trustees. All accrued fees and expenses of a Relevant Trustee that has been removed as a Trustee pursuant to this Section
3.05 shall be paid to the Relevant Trustee within ten Business Days of removal.

         (d) The Litigation Trustees shall notify the Institutional Trustee of the appointment of a successor Relevant Trustee, whereupon the Institutional Trustee shall give notice of each appointment of a successor Relevant Trustee to all Holders. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

         (e) In the case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee (except in the case of the death, incompetence or incapacity of a Delaware Trustee who is a natural person) and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers and duties of the retiring Relevant Trustee with respect to the CPR Certificates and the Litigation Trust; it being understood that nothing herein or in such amendment shall designate such Relevant Trustees as co-Trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Relevant Trustee; but, on request of the Litigation Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Litigation Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the CPR Certificates and the Litigation Trust.

         (f) No Relevant Trustee shall be liable for the acts or omissions to act of any successor Relevant Trustee.

         (g) Any Person into which the Relevant Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Relevant Trustee shall be the successor of the Relevant Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person shall be otherwise qualified and eligible under this Article.

         Section 3.06 Vacancies Among Relevant Trustees; Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Litigation Trust. Whenever a vacancy in the Institutional Trustee or the Delaware Trustee shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with
Section 3.05, the Institutional Trustee or the Delaware Trustee (as the case may be) remaining in office shall have all the powers granted to both the Institutional Trustee and the Delaware Trustee and shall discharge all the duties imposed upon both the Institutional Trustee and the Delaware Trustee by this Declaration; provided, however, that the Institutional Trustee shall have the powers of the Delaware Trustee and shall discharge the duties imposed upon the Delaware Trustee only if the Institutional Trustee is then able to fulfill the requirements of Section 3807 of the Business Trust Act.

         Section 3.07 The Litigation Trustees.

         (a) There shall be at all times no fewer than two Trustees (the "Litigation Trustees") who shall be natural persons over the age of 21 years and who shall have the powers, duties and responsibilities of the Litigation Trustees hereunder. The initial Litigation Trustees shall be Jonathan K. Heffron and Salvatore A. Ranieri.

         (b) In compensation for his services as Litigation Trustee, each Litigation Trustee shall be entitled to the payments and rights set forth in the Litigation Trustee Agreements. Upon appointment of a successor Litigation Trustee by the remaining Litigation Trustees pursuant to Section 3.10, such successor Litigation Trustee shall receive fees as determined by the other Litigation Trustees (but in no event more than the fees payable to an initial Litigation Trustee).

         Section 3.08 Limitation on Liability of Litigation Trustees. As set forth in Section 11.02(a), the Litigation Trustees will have no liability to any Indemnified Person or any member of the Bank United Group unless it shall be established in a final and nonappealable judicial determination by clear and convincing evidence that any decision or action of the Litigation Trustees was undertaken with deliberate intent to injure the Holders or with reckless disregard for the best interests of such Holders, and, in any event, any liability will be limited to actual, proximate, and quantifiable damages.

         Section 3.09 Resignation of a Litigation Trustee. Any Litigation Trustee may resign as such by executing an instrument in writing and delivering that instrument to the remaining Litigation Trustee or Trustees, if any, and to the Institutional Trustee. In the event of the resignation of a Litigation Trustee, such Litigation Trustee shall promptly: (a) execute and deliver such documents, instruments and other writings as may be reasonably requested by the remaining Litigation Trustees or Litigation Trustee, or if there is no Litigation Trustee, the Institutional Trustee, to effect the termination of such Litigation Trustee's capacity under this Declaration; (b) deliver to the remaining Litigation Trustees or Litigation Trustee all assets, documents, instruments, records and other writings related to the Litigation Trust as may be in the possession of such Trustee; and (c) otherwise assist and cooperate in effecting the assumption of such Litigation Trustee's obligations and functions by his successor Litigation Trustee.

         Section 3.10 Appointment of Successor Litigation Trustees.

         (a) Upon the death, resignation or incompetency (determined by a court of competent jurisdiction) of a Litigation Trustee, the remaining Litigation Trustee or Litigation Trustees, and no other Person, shall have the power to appoint a successor Litigation Trustee or Trustees, as applicable. In the event of the death, resignation or incompetency (as determined by a court of competent jurisdiction) of all of the Litigation Trustees so that there are no remaining Litigation Trustees, two Litigation Trustees shall be appointed by the written decision of a majority of the members of the Bank United Litigation Committee, or, if such committee is not in existence, a majority of the Persons still living who constituted the Board of Directors of the Sponsor immediately prior to the Effective Time.

         Such appointment shall specify the date on which such appointment shall be effective. Every successor Litigation Trustee appointed hereunder shall execute, acknowledge and deliver to the remaining Litigation Trustees (or, in the event there are no remaining Litigation Trustees, the Bank United Litigation Committee or, if such committee is not in existence, the persons who were members of the Board of Directors of the Sponsor immediately prior to the Effective Time) and to the Institutional Trustee an instrument accepting such appointment, and thereupon such successor Litigation Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, Litigation Trusts and duties of a Litigation Trustee. No successor Litigation Trustee shall have any duty to investigate the administration of the Litigation Trust or the management of the Litigation for any period prior to the effective date of such successor Litigation Trustee's appointment, and no resigning Litigation Trustee shall be required or permitted, prior to final termination of the Litigation (including any proceedings to collect any recovery due the Litigation Trustees), to file any accounting proceeding.

         (b) The Holders will have no right to vote to appoint, remove or replace the Litigation Trustees, which rights are vested exclusively in the Litigation Trustees and, to the extent set forth in Section 3.10(a), the Bank United Litigation Committee or, if such committee is not in existence, the persons who were members of the Board of Directors of Sponsor immediately prior to the Effective Time.

         Section 3.11 Meetings of the Trustees.

         (a) Meetings of the Delaware Trustee, the Institutional Trustee and the Litigation Trustees together may be held from time to time upon the call of the Delaware Trustee, Institutional Trustee or any Litigation Trustee. Notice of any in-person meetings of the Trustees shall be hand delivered or otherwise delivered by the Trustee that has called such meeting to the other Trustees in writing (including by facsimile, with a hard copy by overnight mail) not less than five Business Days before such meeting. Notice of any telephonic meetings of such Trustees shall be hand delivered or otherwise delivered by the Trustee that has called such meeting to the other Trustees in writing (including by facsimile, with a hard copy by overnight mail) not less than two Business Days before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where such Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Any Trustee may also waive such notice of in-person or telephonic meetings in writing by hand delivering or otherwise delivering (including by facsimile, with a hard copy by overnight mail) such written waiver to all other Trustees. Unless provided otherwise in this Declaration, any action to be taken by the Institutional Trustee together with the Litigation Trustees shall be taken with the approval of the Institutional Trustee and each Litigation Trustee; provided, however, that if there shall be more than two Litigation Trustees, a majority of the Litigation Trustees voting in favor of an action shall constitute approval by the Litigation Trustees unless otherwise provided in this Declaration.

         (b) The Litigation Trustees may adopt their own rules and procedures but, unless otherwise provided by this Declaration, may act only with the unanimous agreement of the two Litigation Trustees or the agreement of the sole remaining Litigation Trustee prior to the appointment of a successor Litigation Trustee pursuant to Section 3.10. The Litigation Trustees may, in their discretion, delegate to one or more of the Litigation Trustees the authority to act on behalf of the Litigation Trustees as the Litigation Trustees may determine appropriate (other than with respect to the retention or dismissal of counsel for the Sponsor or Bank United (or any successor thereto) or the Litigation Trustees, or the approval of a settlement or dismissal of the Litigation). Following the date hereof and prior to the effective time of the Washington Mutual Merger, the initial Litigation Trustees and the Board of Directors of Bank United Corp., in their sole discretion, may establish a committee comprised of present or former members of the Board of Directors of Bank United Corp., or such other persons as may be appointed by such Board, to assist and advise the Litigation Trustees in connection with the Litigation (the "Bank United Litigation Committee").

         Section 3.12 Powers and Duties of Sponsor, Litigation Trustees and Institutional Trustee.

         (a) The Sponsor prior to the Effective Time, and thereafter the Institutional Trustee and the Litigation Trustees, shall have the authority, subject to any limitations set forth in Section 2.03, to conduct the affairs of the Litigation Trust in accordance with the terms of this Declaration and the Recovery Agreement.

         (b) In addition, prior to the Effective Time, the Sponsor shall have the authority to take the actions enumerated in (i) below on behalf of the Litigation Trust and, in connection therewith, to enter into all transactions and agreements determined by the Sponsor to be appropriate in exercising such authority and to perform all acts in furtherance thereof:

                  (i) The Sponsor shall have the power and authority prior to the Effective Time and is hereby authorized to act on behalf of the Litigation Trust prior to the Effective Time with respect to the following matters:

                           (A) the issuance of the CPR Certificates issued
                  immediately prior to the Effective Time;

                           (B) the execution of the CPR Certificates issued
                  immediately prior to the Effective Time in accordance with this Declaration;

                           (C) compliance with (or obtaining or qualifying for
                  exceptions from) the Securities Act, the Exchange Act or applicable state securities or blue sky laws;

                           (D) the execution and filing of the registration
                  statement under the Securities Act to register the CPR Certificates to be issued to the Sponsor immediately prior to the Effective Time and prospectuses (including any amendments or supplements thereto) and the preparation and filing of all documents filed therewith;

                           (E) the use of its best efforts to permit trading of
                  the CPR Certificates pursuant to the NASDAQ National Market System (or if, despite such best efforts, trading on the NASDAQ National Market System is not possible, on such other NASDAQ market or other market as shall, in the good faith judgment of the Sponsor, provide maximum available liquidity), commencing on the Effective Date and continuing until such time as there are fewer than 400 Holders;

                           (F) the notification of the Institutional Trustee and
                  the Litigation Trustees in writing when the CPR Certificates are listed on any stock exchange or quoted on any automated quotation system, if prior to the Effective Time;

                           (G) the application for a taxpayer identification
                  number; and

                           (H) the taking of any other actions necessary or
                  desirable to carry out any of the foregoing activities.

                  (ii) The actions taken by the Sponsor on behalf of the Litigation Trust or for its benefit prior to the Effective Time and all transactions and agreements entered into in connection therewith shall be the actions of the Litigation Trust and shall be binding upon the Litigation Trust and the Sponsor shall have no liability to the Litigation Trust, the Trustees or the Holders for any such actions, transactions or agreements and the Litigation Trust, the Trustees and the Holders shall have no right to enforce, institute or maintain a suit, action or proceeding against the Sponsor, its successors or their respective affiliates, officers, directors, employees or agents relating to such actions, transactions or agreements; it being understood that this Section 3.12(a)(ii) does not constitute a waiver by the Litigation Trustees of their rights under Section 7.8 of the Merger Agreement or under the Litigation Trustee Agreements or a waiver by the Trustees or the Litigation Trust of their rights under the Commitment.

         (c) in accordance with subparagraphs (i) and (ii) of this Section 3.12(b), the Institutional Trustee and the Litigation Trustees shall have the authority to enter into all transactions and agreements determined by such Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to such Trustees under this Declaration (in the case of the Institutional Trustee, as directed by the Litigation Trustees), and to perform all acts in furtherance thereof (and all such transactions or agreements entered into or acts performed prior to the date hereof are hereby ratified and approved), including, without limitation, the following:

                  (i) The Litigation Trustees shall have the power and authority and are authorized to act on behalf of the Litigation Trust with respect to the following matters and such other powers and authority as provided in the Litigation Trustee Agreements:

                           (A) the issuance and determination of the terms
                  (including the quantity and price) of any CPR Certificates issued after the Effective Time in accordance with this Declaration;

                           (B) the execution of any CPR Certificates issued
                  after the Effective Time in accordance with this Declaration;

                           (C) after the Effective Time, the execution and
                  delivery on behalf of the Litigation Trust, subject to Section 2.03(b), of any agreement with the Sponsor, and such other agreements as may, in the opinion of a majority of the Litigation Trustees, be necessary or desirable in connection with the Litigation Trust Purposes, including agreements with the Depositary and the Paying Agent;

                           (D) after the Effective Time, compliance with (or
                  obtaining or qualifying for exceptions from) the Securities Act, the Exchange Act or applicable state securities or blue sky laws or other applicable laws;

                           (E) after the Effective Time, the execution and
                  filing of one or more registration statements and prospectuses (including any amendments or supplements thereto) relating to the CPR Certificates and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                           (F) after the Effective Time, the continuation of the
                  designation of the CPR Certificates for trading on any national stock exchange or quotation on the NASDAQ Stock Market's National Market System or other automated quotation system until such time as there are fewer than 400 Holders or such time as the CPR Certificates are no longer eligible for such designation on any such exchange or quotation system;

                           (G) the carrying out of any of the powers or
                  obligations of the Litigation Trust or of the Litigation Trustees under the Commitment;

                           (H) upon the effectiveness of the Commitment and as
                  necessary thereafter, the instruction of the Sponsor and Bank United and their successors as to the prosecution, appeal, resolution, settlement, compromise or other means of pursuing the Litigation and the taking of any action in connection with the prosecution of the Litigation by the Sponsor and Bank United (or any successor to such Persons) or as permitted by
                  Article VI hereof;

                           (I) the Litigation Trustees shall direct the
                  Institutional Trustee to make payments for all expenses of the Litigation Trust (including, without limitation, expenses of the Litigation, compensation and expenses of the Trustees, liability insurance and indemnification obligations) out of the funds of the Litigation Trust, including amounts received pursuant to the Commitment, the Retained Amount and any other source (including, without limitation, funds raised pursuant to Section 2.03(c));

                           (J) the sending of notices (other than notice of
                  default), and other information regarding the CPR Certificates to the Holders in accordance with this Declaration;

                           (K) the taking of any action to cause the Litigation
                  Trust not to be deemed to be an Investment Company under the Investment Company Act;

                           (L) the amendment of the Commitment subject to
                  Section 2.03(b);

                           (M) the bringing, defense, payment, collection,
                  compromise, taking of legal action, or other adjustment of claims or demands of or against the Sponsor or its successors which arise out of or in connection with a breach by the Sponsor (or any successor thereto) of any of its obligations under the Commitment, the Payment Trust of any of its obligations under the Commitment or, subject to the limitations set forth in Section 3.12(a)(ii), the Sponsor of any of its obligations hereunder;

                           (N) the due preparation and filing of all applicable
                  tax returns and tax information reports that are required to be filed with respect to the Litigation Trust;

                           (O) the compliance by the Litigation Trust with the
                  indemnification obligations of the Litigation Trust; and

                           (P) the taking of any other actions necessary or
                  desirable to carry out any of the foregoing activities.

                  (ii) The Institutional Trustee shall have the power, duty and authority and is hereby authorized to act on behalf of the Litigation Trust with respect to the following matters:

                           (A) the authentication of the CPR Certificates in
                  accordance with Section 7.01(b);

                           (B) the establishment at the direction of the
                  Litigation Trustees of one non-interest bearing demand deposit account or trust account at Bank United for the purpose of holding all of the funds of the Litigation Trust and the maintenance of such funds therein, except as provided in Sections 3.13(d)(iv) and 3.12(c)(ii)(C) with respect to the Proceeds Amount, and such additional non-interest bearing demand deposit accounts or trust accounts as the Institutional Trustee and the Litigation Trustees shall determine to be appropriate (any such account, an "Expenses Account");

                           (C) prior to the receipt of the Proceeds Amount, the
                  establishment at the direction of the Litigation Trustees of one non-interest bearing demand deposit account or trust account at Bank United for the purpose of holding the Proceeds Amount (the "Proceeds Amount Account"), and upon receipt of the Proceeds Amount and at the written direction of the Litigation Trustees, the investment of the Proceeds Amount, until disbursed pursuant to the terms of this Declaration, in a Permitted Investment which is not sold prior to the date the Payment Amount is to be disbursed to the Holders;

                           (D) the distribution through the Paying Agent of the
                  Payment Amount and other amounts owed to the Holders in respect of the CPR Certificates in accordance with the terms of this Declaration;

                           (E) the sending of notices of a breach by the Sponsor
                  of its obligations under the Commitment or a breach by the Sponsor of its obligations under this Declaration or default by the Litigation Trust of its payment obligations pursuant to
                  Article IV hereof;

                           (F) the execution and delivery of letters or
                  documents to, or instruments with, the Depositary relating to the CPR Certificates;

                           (G) to the extent provided in this Declaration, the
                  winding up of the affairs of and liquidation of the Litigation Trust and the execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (H) the taking of all actions that may be necessary
                  or appropriate for the preservation and the continuation of the Litigation Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and, to the extent specifically directed in written notice(s) provided to it by the Litigation Trustees, of each other jurisdiction in which such existence is necessary, to protect the limited liability of the Holders or to enable the Litigation Trust to effect the Litigation Trust Purposes;

                           (I) the bringing, defense, payment, collection,
                  compromise, arbitration, taking of legal action, or other adjustment of claims or demands of or against the Sponsor or its successors or the Litigation Trust which arise out of or in connection with a breach by the Sponsor of any of its obligations under the Commitment, the Payment Trust of any of its obligations under the Commitment, or, subject to the limitations set forth in Section 3.12(a)(ii), by the Sponsor of any of its obligations hereunder;

                           (J) the taking of all actions and performance of such
                  duties as may be specifically required of the Institutional Trustee pursuant to the terms of the CPR Certificates; and

                           (K) the taking of any action incidental to the
                  foregoing as the Institutional Trustee may from time to time determine to be necessary or advisable to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder).

                  (iii) The Institutional Trustee shall have the power and authority to act on behalf of the Litigation Trust with respect to any of the duties, liabilities, powers or the authority of the Litigation Trustees set forth in Section 3.12(c)(i)(J) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Litigation Trustees, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the Litigation Trustees and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

         (d) The Trustees are authorized and directed to conduct the affairs of the Litigation Trust and to operate the Litigation Trust so that the Litigation Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. In this connection, the Trustees are authorized to take any action, not inconsistent with applicable laws, the Certificate of Litigation Trust or this Declaration, as amended from time to time, that the Institutional Trustee or the Litigation Trustees, as the case may be, determines in their discretion to be necessary or desirable for such purpose, even if such action adversely affects the interests of the Holders. The Trustees may retain counsel (which may be counsel to the Litigation Trust or counsel to any member of the Bank United Group) and outside advisors that they reasonably believe to be experts with respect to the foregoing tax matters, and the Trustees shall be deemed to have satisfied the provisions of this Section 3.12(d) by employing such expert(s) for such purpose and by following the advice of such experts in connection with the foregoing, and the Trustees shall not be liable for any actions taken or not taken at the direction of such expert(s).

         (e) The Litigation Trustees may consult with counsel (which counsel may be counsel to the Litigation Trust or counsel to any member of the Bank United Group), outside consultants, advisors and other Persons as to matters the Litigation Trustees reasonably believe are within such other Person's professional or expert competence, and the advice of such Persons shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by them hereunder in good faith reliance on such advise. All oral or written communications between any such counsel on the one hand, and the Sponsor, Bank United, the Litigation Trust, any Trustee, the Payment Trust, the Payment Trust Trustees any of their affiliates, or any successor entity or any affiliate of any successor entity, on the other hand, will be protected by the attorney-client privilege and/or the attorney work product doctrine, and no such communication will result in the waiver of any applicable claim of confidentiality or privilege.

         (f) Any Trustee may also be a Holder or an officer, director, employee or Affiliate of a Holder, and will have all the rights of such a Holder to the same extent as if such Trustee were not a Trustee.

         Section 3.13 Certain Duties and Responsibilities of the Trustees.

         (a) The Institutional Trustee, before the occurrence of any breach by the Sponsor or the Payment Trust of any of their obligations under the Commitment or a breach by the Sponsor after the Effective Time of any of its obligations under this Declaration, and after the curing of any such breach by the Payment Trust or the Sponsor, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case of a breach by either the Sponsor or the Payment Trust of any of their obligations under the Commitment or a breach by the Sponsor of its obligations hereunder after the Effective Time, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) The duties and responsibilities of the Trustees shall be as provided by this Declaration and the Business Trust Act. Notwithstanding the foregoing, no provision of this Declaration shall require any Trustee to expend or risk such Trustee's own funds or otherwise incur any financial liability in the performance of any of such Trustee's duties hereunder, or in the exercise of any of such Trustee's rights or powers. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Article. To the extent that, at law or in equity, a Trustee has duties and liabilities relating to the Litigation Trust or to the Holders, such Trustee shall not be liable to the Litigation Trust or to any Holder for such Trustee's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Litigation Trust and the Holders to replace such other duties and liabilities of the Trustees.

         (c) All payments made by the Institutional Trustee or a Paying Agent in respect of the CPR Certificates shall be made only after all fees and expenses of the Delaware Trustee and the Institutional Trustee have been paid and only from (i) payments received by the Litigation Trust from the Payment Trust and only to the extent that the Payment Amount is greater than zero or upon the expiration of the Retained Amount Period, any remaining portion of the Retained Amount is greater than zero, in each case so as to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof and (ii) proceeds from the liquidation of other assets of the Litigation Trust upon the winding up of the Litigation Trust. Each Holder, by its acceptance of a CPR Certificate, agrees that it will look solely to the Payment Amount and, upon the expiration of the Retained Amount Period, to any remaining portion of the Retained Amount, to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to such Holder for any amount distributable in respect of any CPR Certificate or for any other liability in respect of any CPR Certificate.

         (d) The Institutional Trustee shall have no liability to any Indemnified Person or any member of the Bank United Group unless it shall be established in a final and nonappealable judicial determination by clear and convincing evidence that any decision or action of the Litigation Trustees was undertaken in bad faith, in a grossly negligent manner, or as a result of willful misconduct, and, in any event, any liability will be limited to actual, proximate, and quantifiable damages. No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability with respect to matters that are within the authority of the Institutional Trustee under this Declaration for its own bad faith, its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                  (i) the Institutional Trustee shall not be liable for any error or judgment made in good faith by an authorized officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was grossly negligent in ascertaining the pertinent facts;

                  (ii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority of the CPR Certificates then outstanding, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any Litigation Trust or power conferred upon the Institutional Trustee under this Declaration;

                  (iii) the Institutional Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of the Payment Amount shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the provisions regarding protections and limitations on liability afforded to the Institutional Trustee under this Declaration;

                  (iv) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Litigation Trustees; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Proceeds Amount maintained by the Institutional Trustee pursuant to Section 3.12(c)(ii)(C) except to the extent otherwise required by law; provided that the Institutional Trustee may conclusively rely upon the Payment Notice in determining which amounts are to be so segregated and shall fully be protected in so relying, and shall be entitled to assume that any other amounts received are to be deposited to an Expenses Account.

         Section 3.14 Certain Rights of the Institutional Trustee. Subject to the provisions of Section 3.13:

         (a) the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, opinion of counsel, certificate, written representation of a Holder, transferee or Litigation Trustee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, CPR Certificate, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (b) if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, or (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders have directed the Institutional Trustee, the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee in its sole discretion shall deem advisable and in the best interests of the Holders, in which event the Institutional Trustee shall have no liability except for its own bad faith, gross negligence or willful misconduct;

         (c) any direction or act of the Litigation Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

         (d) the Institutional Trustee may consult with counsel (which counsel may be counsel to the Litigation Trustees or appointed by the Sponsor or Bank United (or any successor to such Persons) at the direction of the Litigation Trustees to prosecute the Litigation) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction. All oral or written communications between any such counsel on the one hand, and the Sponsor, Bank United, the Litigation Trust, any Trustee, any of their affiliates, or any successor entity or any affiliate of any successor entity, on the other hand, will be protected by the attorney-client privilege and/or the attorney work product doctrine, and no such communication will result in the waiver of any applicable claim of confidentiality or privilege.

         (e) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Institutional Trustee shall not be required to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, CPR Certificate, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by a majority of the Holders of CPR Certificates then outstanding, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

         (g) except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

         (h) any action taken by the Institutional Trustee or its agents authorized by this Declaration to be taken by the Institutional Trustee shall bind the Litigation Trust and the Holders, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

         (i) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty;

         (j) whenever in the administration of the provisions of this Declaration the Institutional Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Institutional Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Institutional Trustee and such certificate, in the absence of gross negligence or bad faith on the part of the Institutional Trustee, shall be full warrant to the Institutional Trustee for any action taken, suffered or omitted by it under the provisions of this Declaration upon the faith thereof;

         (k) in no event shall the Institutional Trustee be liable for the selection of investments for funds permitted to be invested hereunder or for investment losses thereon, and the Institutional Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Litigation Trustees to provide timely written investment direction with respect to funds permitted to be invested hereunder;

         (l) the Institutional Trustee may execute any of its powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for the actions of, or for the supervision of, any agent, attorney, custodian or nominee so appointed; and

         (m) the Institutional Trustee shall not be deemed to have notice of the occurrence of the events described in Section 3.19 unless a Responsible Officer of the Institutional Trustee shall have received written notice of such event or a Responsible Officer of the Institutional Trustee shall have obtained actual knowledge thereof.

         Section 3.15 Lists of Holders of CPR Certificates.

         (a) At the Effective Time, the Sponsor shall provide to the Institutional Trustee a list (the "List of Holders"), in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders as of immediately prior to the Effective Time;

         (b) The Paying Agent, if other than the Institutional Trustee, shall provide to the Institutional Trustee a List of Holders upon the request of the Institutional Trustee; and

         (c) The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in any List of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity), provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders;

         Section 3.16 Execution of Documents. Any Institutional or Delaware Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her or its power for the purpose of executing any documents contemplated in Section 3.12.

         Section 3.17 Not Responsible for Recitals or Issuance of CPR Certificates. The recitals contained in this Declaration and the CPR Certificates shall be taken as the statements of the Litigation Trust, and the Trustees do not assume any responsibility for their correctness. The

Sponsor and the Trustees make no representations as to the value or condition of the Litigation Trust Property or any part thereof. Except as otherwise specifically provided in Article XIV, the Sponsor and the Trustees make no representations as to the validity or sufficiency of this Declaration or the CPR Certificates.

         Section 3.18 Filings With the Commission. So long as the Litigation Trust is subject to the reporting obligations of the Exchange Act, the Litigation Trustees shall, on behalf of the Litigation Trust, cause to be prepared, executed and filed with the Commission quarterly reports on Form 10-Q and an annual report on Form 10-K. Unless otherwise required by the Commission, such reports will contain only an overview of the status of the Litigation and disclosure of the amounts that have been expended for the relevant period and any contingent or incurred but unpaid expenses (including compensation deferred by the Litigation Trustees) that the Litigation Trust will be obligated to pay in the future. The Litigation Trustees shall also, on behalf of the Litigation Trust, cause to be prepared, executed and filed with the Commission, reports on Form 8-K upon the occurrence of a material judicial decision in the Litigation or in the event of any agreement to settle the Litigation. It is hereby agreed and understood that such reports on Form 10-Q, 10-K or 8-K will not include financial statements or any valuation of the Litigation except as otherwise required by applicable law.

         Section 3.19 Default; Notice. The Institutional Trustee shall, within 90 days after notice of the occurrence of (i) a breach by the Sponsor of any of its payment obligations under the Commitment, (ii) a breach by the Sponsor after the Effective Time of its obligations hereunder, (iii) a default by the Litigation Trust in payment of the Payment Amount to the Holders pursuant to
Article IV hereof, (iv) a default by the Litigation Trust upon the expiration of the Retained Amount Period in payment of any remaining portion of the Retained Amount pursuant to Article IV hereof, or (v) a breach by the Payment Trust of its obligations under the Commitment, transmit by mail, first class postage prepaid, to the Holders, notice of such default actually known to a Responsible Officer of the Institutional Trustee, unless such default has been cured before the giving of such notice; provided, however, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the best interests of the Holders.

                                   ARTICLE IV.
                               PAYMENTS TO HOLDERS

         Section 4.01 Payment to Holders.

         (a) The Litigation Trust will make payments from time to time to the Holders of the Payment Amounts upon the receipt of the applicable payments of the Proceeds Amount from the Payment Trust. On each applicable payment date specified by the Litigation Trustees pursuant to Section 4.02, provided that the Institutional Trustee has received notice no later than five (5) Business Days prior to such date of (i) such date and the amount of the Payment Amount from the Litigation Trustees and (ii) the applicable account name, number and other applicable information from the Paying Agent, the Institutional Trustee shall transfer such Payment Amount to such account of the Payment Agent, and the Payment Agent shall promptly make the applicable payments to the Holders. Each CPR Certificate will entitle the Holder thereof to receive a fraction (equal to 1 divided by the total number of CPR Certificates outstanding, including CPR

Certificates associated with stock options and 8% Corporate Premium Income Equity Securities referred to in Article VII) of any Payment Amount within 60 days after the Litigation Trust receives a Proceeds Amount.

         (b) Within 90 days of the expiration of the Retained Amount Period, the Litigation Trust will pay to the Holders any remaining portion of the Retained Amount. Each CPR Certificate will entitle the Holder thereof to receive a fraction (equal to 1 divided by the total number of CPR Certificates outstanding, including CPR Certificates associated with stock options and 8% Corporate Premium Income Equity Securities referred to in Article VII) of the remaining portion of the Retained Amount.

         Section 4.02 Timing of Payments. The Litigation Trust will make payments of amounts as contemplated by Section 4.01 to the Holders as of record dates determined by the Litigation Trustees. Payment will be made on payment dates, which will also be set by the Litigation Trustees. The Litigation Trustees shall promptly notify the Institutional Trustee and the Payment Agent in writing of any such dates.

         Section 4.03 Default; Waiver. The Holders of a majority of the CPR Certificates then outstanding may, by vote or consent, on behalf of the Holders of all of the CPR Certificates, waive any breach by the Sponsor of any of its obligations under the Commitment, any failure by the Payment Trust to fulfill its obligations under the Commitment with respect to the Litigation Trust, or any default by the Litigation Trust in payment of the Payment Amount or the funds remaining in the Retained Amount to the Holders pursuant to this Article IV.

                                   ARTICLE V.
                        EXPENSES AND THE RETAINED AMOUNT

         Section 5.01 Expenses. The Litigation Trustees on behalf of the Litigation Trust shall have the right to draw on the funds of the Litigation Trust for the purpose of funding any expenses of the Litigation Trust, including administration expenses, expenses of the Litigation, compensation, fees and expenses of the Trustees, amounts paid as indemnity to any Indemnified Person, premiums for insurance for the Litigation Trustees, and fees and expenses of attorneys, consultants and other experts retained by, or at the direction of, the Litigation Trustees, pursuant to Section 6.02.

         Section 5.02 Return of Funds. Pursuant to Section 2.08 of the Commitment, if (x) the amount of the Litigation Proceeds is such that there would be no Commitment Amount payable under the Commitment to the Payment Trust and (y) immediately prior to the termination of the Litigation Trust as provided by this Declaration and the Commitment the Litigation Trust retains any funds provided to the Litigation Trust pursuant to Section 2.04 of the Commitment but not used, the Litigation Trust shall refund to the Sponsor such amounts less expenses necessary, in the reasonable judgment of the Litigation Trustees, to terminate the Litigation Trust pursuant to the terms of this Declaration and the Commitment.

         Section 5.03 Retained Amount.

         (a) The Litigation Trustees' obligation to make payments to the Holders shall be subject to the requirement that the Litigation Trust retain the Retained Amount for a period (the

"Retained Amount Period") of one year from the date of receipt (or such longer period as the Litigation Trustees shall reasonably determine (initially or at any time prior to the then scheduled termination of the Retained Amount Period) may be reasonably likely to be required) to satisfy all expenses, costs and claims and indemnification obligations of the Litigation Trust which may be incurred or which may arise after the Proceeds Amount is paid in full. The "Retained Amount" shall mean $1.0 million (or such greater amount as the Litigation Trustees shall reasonably determine may be reasonably likely to be required to pay additional expenses or to satisfy the Litigation Trust's indemnification obligations). Any portion of the Retained Amount in excess of $1.0 million or retained longer than one year from the date of receipt shall promptly be distributed to the Holders after the Litigation Trustees reasonably determine that such funds are no longer needed for such purposes. The Retained Amount shall be held in the Proceeds Amount Account.

         (b) The Litigation Trust shall invest the Retained Amount in a Permitted Investment, to the extent that portions of the Retained Amount are not required to be disbursed for expenses of the Litigation Trust, until the expiration of the Retained Amount Period.

                                   ARTICLE VI.
                          MANAGEMENT OF THE LITIGATION

         Section 6.01 Authority of the Litigation Trustees.

         (a) The Sponsor hereby agrees to, and agrees to cause Bank United and its successors to, upon the effectiveness of the Commitment and as requested by the Litigation Trustees thereafter, to follow and comply with all instructions of the Litigation Trustees in connection with all aspects of the prosecution of the Litigation, including, at the expense of the Litigation Trust, the retention of attorneys, experts, consultants and others and the making of all decisions and the taking of all actions necessary or appropriate to prosecute or otherwise pursue the Litigation by litigation in trial or appellate courts, arbitration, alternative dispute resolution, negotiation, settlement or compromise, or the dismissal, settlement or cessation of prosecution of the Litigation, withdrawal or abandonment of the Litigation; provided, that no settlement agreement or other agreement entered into at the direction of the Litigation Trustees as part of the resolution of the Litigation or a related Internal Revenue Service ruling issued to a member of the Bank United Group in connection with such agreement may impose any liability or obligation whatsoever (other than a standard settlement release relating only to the Litigation or other related claims that the Sponsor or Bank United's stockholders may have been able to bring as of immediately prior to the Merger) on any member or members of the Bank United Group or adversely affect or restrict the conduct of its business or adversely affect its tax posture with respect to other matters. The Sponsor hereby agrees not to, and to cause Bank United (or any successor thereto) not to, take any action with respect to the Litigation except in accordance with the instructions of the Litigation Trustees.

         (b) Prior to the Effective Time, the Sponsor shall certify by an Officers' Certificate that it has taken the necessary corporate action evidenced by resolutions substantially in the form set forth in Exhibit C hereto, to follow and comply, and to cause to cause Bank United and its successors to follow and comply, with all instructions of the Litigation Trustees as required by Section 6.01(a). Prior to the Effective Time, Bank United shall certify by an Officer's Certificate that it has taken the necessary action evidenced by resolutions to follow and comply with instructions of the Litigation Trustees.

         (c) Nothing in this Declaration shall constitute a grant by the Sponsor, Bank United or their successors of a power of attorney to the Litigation Trustees to appear on behalf of the Sponsor, Bank United or their successors in connection with the Litigation.

         (d) Nothing in this Declaration shall be deemed to require the Sponsor to advance or risk any funds or otherwise incur any financial liability in connection with the Litigation or the Litigation Trust other than as provided by the Commitment or as contemplated by paragraph (a) above.

         (e) Each of the Sponsor and Bank United shall abide by the Recovery Agreement dated July 24, 1996, by and among the Sponsor, Bank United and Hyperion (as it may be hereafter amended from time to time, the "Recovery Agreement"). Each of the Litigation Trustees acknowledges the obligations of the Sponsor and Bank United under the Recovery Agreement.

         Section 6.02 Retention of Attorneys, Accountants and Other
Professionals.

         (a) The Litigation Trustees shall retain, at the expense of the Litigation Trust, such attorneys as counsel to the Litigation Trust (including, without limitation, counsel to the Sponsor, Bank United or any successor to such Persons in connection with the Litigation) as the Litigation Trustees in their sole discretion may select, and the Litigation Trustees may dismiss such attorneys in their sole discretion. The Litigation Trustees shall instruct the Sponsor and Bank United (or any successor to such Persons), at the expense of the Litigation Trust, to retain such attorneys as the Litigation Trustees may select to aid in the prosecution of the Litigation and to perform such other functions as may be appropriate in the Litigation Trustees' sole and absolute discretion, and the Sponsor shall, and shall cause Bank United (or any successor thereto), in each case at the expense of the Litigation Trust, to follow and comply with such instructions in the manner set forth in Section 6.01(a). The Litigation Trustees may commit the Litigation Trust to and shall pay such attorneys compensation from the funds of the Litigation Trust for services rendered and expenses incurred and may enter into arrangements on such terms as may be approved by the Litigation Trustees with such counsel, including terms providing that all or a portion of such counsel's compensation may be contingent and may be based on a percentage of any recovery, subject to Section 2.03(c)(ii), provided, however, that no such arrangement shall provide for recourse against Bank United or its successors. The Litigation Trustees shall have full authority to instruct the Sponsor or Bank United (or any successor to such Persons) to dismiss any such attorneys retained by the Sponsor or Bank United (or any successor to such Persons) and the Sponsor shall, and shall cause Bank United (or any successor thereto), to comply with such instructions.

         Unless and until instructed to the contrary by the Litigation Trustees, the attorneys currently retained to aid in the prosecution of the Litigation shall continue in such role for the Sponsor and Bank United (or any successor to such Persons), and all parties hereto, having been fully advised, waive any conflict of interest, if any, which the attorneys currently retained may have with respect to any party to this Declaration. In addition, any attorneys, experts, advisors, consultants and investigators retained by or at the direction of the Litigation Trustees and any experts, advisors, consultants and investigators retained by attorneys to aid in the prosecution of the Litigation shall be authorized by this Declaration to accept directions from the Litigation Trustees with respect to the Litigation, notwithstanding any conflict of interest that may arise by reason of such directions with the interests of any party to this Declaration. The Litigation Trustees shall have no duty to the Sponsor or Bank United (or any affiliate, successor entity, or affiliate of any successor entity) to consider any interest the Sponsor, Bank United or any such entity may have with respect to the Litigation. All oral and written communications between any attorneys retained by or at the direction of the Litigation Trustees on one hand, and the Sponsor, Bank United, the Litigation Trust, any Trustee, their affiliates, or any successor entity or any affiliate of any successor entity, on the other hand, relating to the Litigation and/or to the actions of the Litigation Trustees, will be protected by the attorney-client privilege and/or the attorney work product doctrine, and no such communication will result in the waiver of any applicable claim of confidentiality or privilege.

         (b) The Litigation Trustees may retain an independent public accounting firm to audit the financial books and records of the Litigation Trust and to perform such other reviews and/or audits as may be appropriate in the Litigation Trustees' sole and absolute discretion. The Litigation Trustees may commit the Litigation Trust, and shall cause the Litigation Trust, to pay such accounting firm compensation from the funds of the Litigation Trust for services rendered and expenses incurred. The Litigation Trustees shall have full authority to dismiss such accounting firm.

         (c) The Litigation Trustees may retain on behalf of the Litigation Trust or instruct the Sponsor or Bank United (or any successor to such Persons) to retain such other experts, advisors, consultants, investigators or other support staff, assistants or employees as the Litigation Trustees, in their sole and absolute discretion, may deem necessary or appropriate to assist the Litigation Trustees to carry out their powers and duties under this Declaration. The Litigation Trustees may commit the Litigation Trust to and shall cause the Litigation Trust to pay all such persons or entities compensation from the funds of the Litigation Trust for services rendered and expenses incurred. The Litigation Trustees shall have full authority to dismiss such persons retained by the Litigation Trust or to instruct the Sponsor or Bank United (or any successor to such Persons) to dismiss such persons retained by the Sponsor or Bank United (or any successor to such Persons).

         Section 6.03 Cooperation by the Sponsor.

         (a) The Sponsor shall provide, and shall cause Bank United to provide the Litigation Trustees with such access to the books, records, offices, other facilities, employees, agents, representatives and independent accountants of the Sponsor and Bank United as the Litigation Trustees shall reasonably require for the purpose of performing their duties and exercising their powers under this Declaration. The Litigation Trustees shall have full authority on behalf of the Sponsor and Bank United to consult with and instruct the attorneys for the Sponsor and Bank United and their successors in connection with the Litigation.

         (b) The Sponsor shall use its best efforts to cause the relevant officers of the Sponsor and its successors and the agents and representatives of the Sponsor and its successors, and to cause the relevant officers of Bank United and its successors and the agents and representatives of Bank United and its successors, to be available to provide testimony and to execute documents, in each case as required, in the reasonable judgment of the Litigation Trustees, for the purpose of prosecuting the Litigation, including execution of any complaints, motions, answers and other pleadings, affidavits, requests and notices.

                                  ARTICLE VII.
                  ISSUANCE AND DISTRIBUTION OF CPR CERTIFICATES

         Section 7.01 General Provisions Regarding CPR Certificates.

         (a) The Litigation Trust shall be authorized to issue one class of undivided beneficial interests in the assets of the Litigation Trust, which may be issued in an unlimited number and shall be represented by CPR Certificates substantially in the form of Exhibit D.

         (b) The CPR Certificates issued immediately prior to the Effective Time shall be signed on behalf of the Litigation Trust by an Authorized Officer of the Sponsor. Any CPR Certificates issued by the Litigation Trust following the Reorganization shall be signed on behalf of the Litigation Trust by a majority of the Litigation Trustees. Such signature shall be the facsimile or manual signature of such Authorized Officer or Litigation Trustees, as applicable. In case any Authorized Officer or Litigation Trustee, as applicable, who shall have signed any of the CPR Certificates shall cease to be an Authorized Officer or Litigation Trustee, as applicable, before the CPR Certificates so signed shall be delivered by the Litigation Trust, such CPR Certificates nevertheless may be delivered as though the person who signed such CPR Certificates had not ceased to be an Authorized Officer or Litigation Trustee, as applicable; and any CPR Certificate may be signed on behalf of the Litigation Trust by such persons who, at the actual date of execution of such CPR Certificate, shall be an Authorized Officer or Litigation Trustee, as applicable, of the Litigation Trust, although at the date of the execution and delivery of the Declaration any such person was not an Authorized Officer or Litigation Trustee, as applicable. A CPR Certificate shall not be valid until authenticated by the manual signature of a Responsible Officer of the Institutional Trustee. Such signature shall be conclusive evidence that the CPR Certificate has been authenticated under this Declaration. Upon written order of the Litigation Trust signed by one Litigation Trustee, or upon the written order of an Authorized Officer of the Sponsor with respect to CPR Certificates issued immediately prior to the Effective Time, the Institutional Trustee shall authenticate the CPR Certificates for original issue. The Institutional Trustee may appoint an authenticating agent (an "Authenticating Agent") acceptable to the Litigation Trustees or the Sponsor, if such appointment occurs prior to the Effective Date, to authenticate the CPR Certificates.

         (c) Upon issuance of the CPR Certificates as provided in this Declaration, the CPR Certificates so issued shall be deemed to be validly issued, fully paid and non-assessable.

         (d) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

         Section 7.02 Paying Agent, Transfer Agent and Registrar. The Litigation Trust shall maintain in Charlotte, North Carolina or such other city as the Litigation Trustees and the

Institutional Trustee may agree, an office or agency where the CPR Certificates may be presented for payment (the "Paying Agent"), and an office or agency where CPR Certificates may be presented for registration of transfer (the "Transfer Agent"). The Litigation Trust shall keep or cause to be kept at such office or agency a register for the purpose of registering CPR Certificates and transfers and exchanges of CPR Certificates, such register to be held by a registrar (the "Registrar"). The Litigation Trustees may appoint the Paying Agent, the Registrar, and the Transfer Agent and may appoint one or more additional Paying Agents or one or more co-Registrars, or one or more co-Transfer Agents in such other locations as they shall determine. The term "Paying Agent" includes any additional paying agent, the term "Registrar" includes any additional registrar or co-Registrar and the term "Transfer Agent" includes any additional or co-Transfer Agent. The Litigation Trustees may change any Paying Agent without prior notice to any Holder. The Litigation Trustees shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Litigation Trust hereby confirms the appointment of First Union National Bank to act as Paying Agent, Transfer Agent and Registrar for the CPR Certificates, pursuant to an agreement, dated as of February 8, 2001, between the Litigation Trust and First Union National Bank.

         Section 7.03 Form and Dating.

         (a) The CPR Certificates and the Institutional Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit D, which is hereby incorporated in and expressly made a part of this Declaration. CPR Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Sponsor prior to the Effective Time, and the Litigation Trustees after the Effective Time, as conclusively evidenced by the execution thereof. The CPR Certificates may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Litigation Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Sponsor prior to the Effective Time, and the Litigation Trustees after the Effective Time). The Litigation Trustees shall furnish any such legend not contained in Exhibit D to the Institutional Trustee in writing. Each CPR Certificate shall be dated the date of its authentication. The form of CPR Certificate set forth in Exhibit D is part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Litigation Trustees and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. The Litigation Trust, in issuing the CPR Certificates may use "CUSIP" numbers (if then generally in use), and, if so, the Institutional Trustee shall indicate the "CUSIP" numbers of the CPR Certificates in notices of redemption and related materials as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the CPR Certificates or as contained in any notice of redemption and related materials.

         (b) Definitive and Global CPR Certificates. CPR Certificates shall be issued in the form of individual certificates in definitive, fully registered form without distribution coupons (each, a "Definitive CPR Certificate"), and/or in the form of one or more permanent global CPR Certificates in definitive, fully registered form without distribution coupons with the appropriate global legends (each, a "Global CPR Certificate"). The number of CPR Certificates represented by the Global CPR Certificate may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. CPR Certificates issued to the Sponsor pursuant to Sections 7.06 and 7.08 shall be issued in the form specified by the Sponsor in writing and CPR Certificates issued pursuant to Section 2.03(c) shall be issued in the form determined by the Litigation Trustees.

         (c) Book-Entry Provisions. This Section 7.03(c) shall apply only to the Global CPR Certificates. If Global CPR Certificates are issued as provided in
Section 7.03(b), the Litigation Trust shall execute and the Institutional Trustee shall, in accordance with this Section 7.03, authenticate and deliver initially one or more Global CPR Certificates that (a) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (b) shall be delivered by the Institutional Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Institutional Trustee as custodian for the Depositary. Clearing Agency Participants shall have no rights under this Declaration with respect to any Global CPR Certificates held on their behalf by the Depositary or by the Institutional Trustee as the custodian of the Depositary or under such Global CPR Certificates, and the Depositary may be treated by the Litigation Trust, the Institutional Trustee and any officer, director, employee, or agent of the Litigation Trust or the Institutional Trustee as the absolute owner of such Global CPR Certificates for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Litigation Trust, the Institutional Trustee or any agent of the Litigation Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Clearing Agency Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global CPR Certificates.

         (d) Definitive CPR Certificates. Any Person with a beneficial interest in a Global CPR Certificate may exchange such interest for Definitive CPR Certificates.

         Section 7.04 Mutilated, Destroyed, Lost or Stolen Certificates. If: (a) any mutilated CPR Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any CPR Certificate; and (b) there shall be delivered to the Institutional Trustee, the Registrar and the Litigation Trustees such security or indemnity as may be required by them to keep each of them harmless; then, in the absence of notice that such CPR Certificate shall have been acquired by a protected purchaser, a majority of the Litigation Trustees on behalf of the Litigation Trust shall execute and the Institutional Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen CPR Certificate, a new CPR Certificate of like denomination. In connection with the issuance of any new CPR Certificate under this Section 7.04, the Registrar or the Institutional Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate CPR Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant CPR Certificates, as if originally issued, whether or not the lost, stolen or destroyed CPR Certificate shall be found at any time.

         Section 7.05 Temporary CPR Certificates. Until definitive CPR Certificates are ready for delivery, the Litigation Trustees may prepare and the Institutional Trustee shall authenticate temporary CPR Certificates. Temporary CPR Certificates shall be substantially in the form of definitive CPR Certificates but may have variations that the Litigation Trustees consider appropriate for temporary CPR Certificates. Without unreasonable delay, the Litigation Trustee shall prepare and the Institutional Trustee shall authenticate definitive CPR Certificates in exchange for temporary CPR Certificates, whereafter such temporary CPR Certificates shall be cancelled and be of no further force or effect.

         Section 7.06 Issuance of CPR Certificates on the Effective Date. Immediately prior to the Effective Time, the Litigation Trust shall issue to the Sponsor (i) one CPR Certificate for each share of the Sponsor's common stock outstanding as of immediately prior to the Effective Time, (ii) such number of CPR Certificates required to satisfy the Sponsor's obligations under the Litigation Trustee Agreements, (iii) one CPR Certificate for each share of stock of the Sponsor underlying the stock options of the Sponsor outstanding immediately prior to the Merger, for delivery by the Sponsor to the holders of Replacement Options upon exercise of Replacement Options following the Merger, or upon surrender of all or a part of such Replacement Option for cash as provided in the relevant stock plan of Sponsor and award letter of the holder of such Replacement Option following the Merger, as the case may be, and (v) one CPR Certificate for each share of the Sponsor's common stock with respect to which the Sponsor stockholders have provided a notice of intent to exercise appraisal rights in the Merger. The Sponsor shall notify the Institutional Trustee of the number of CPR Certificates expected to be so issued not later than the second Business Day prior to the intended date of issuance of such certificates.

         Section 7.07 Redemption and Cancellation.

         (a) The Sponsor and the Litigation Trustees at any time may deliver CPR Certificates to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any CPR Certificates surrendered to it for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all CPR Certificates surrendered for registration of transfer, payment, replacement or cancellation and shall destroy such canceled CPR Certificates in accordance with its customary practices and procedures. The Institutional Trustee may not issue new CPR Certificates to replace CPR Certificates that have been paid in full or that have been delivered to the Institutional Trustee for cancellation.

         (b) At the direction of the Litigation Trustees, the Institutional Trustee shall cause the Litigation Trust to mandatorily redeem for $0.01 in cash each CPR Certificate issued to a stockholder of the Sponsor who provides a notice of intent to exercise appraisal rights in the Merger with respect to shares of the common stock of the Sponsor. If any such stockholder of the Sponsor subsequently withdraws, or fails to perfect, such appraisal demand, Washington Mutual, in its capacity as successor to the Sponsor, shall deliver to such stockholder one CPR Certificate for each share of the common stock of the Sponsor as to which such appraisal demand was withdrawn and not perfected. The Sponsor shall provide written notice to the Institutional Trustee and the Litigation Trustees setting forth the number of CPR Certificates to be redeemed under the first sentence of this Section 7.07(b) and shall provide written notice to the Institutional Trustee and the Litigation Trustees setting forth the number of CPR Certificates required to be issued pursuant to the second sentence of this Section 7.07(b).

         (c) Except as contemplated by Section 7.08 below, the Sponsor shall only retain CPR Certificates in an amount equal to, and shall return to the Litigation Trust for cancellation any CPR Certificates held by it in excess of,
(i) the number of shares of the Sponsor's stock as to which former stockholders of the Sponsor exercised and perfected and did not withdraw their appraisal rights plus (ii) the number of CPR Certificates required to satisfy the Sponsor's obligations under the Litigation Trustee Agreements, plus (iii) that number of CPR Certificates as is equal to the number of shares of stock of the Sponsor underlying the stock options of the Sponsor outstanding immediately prior to the Merger, for delivery by the Sponsor to the holders of Replacement Options upon exercise of Replacement Options following the Merger or upon surrender of all or a part of such Replacement Option for cash as provided in the relevant stock plan of Sponsor and award letter of the holder of such Replacement Option following the Merger, as the case may be. If any Replacement Options are canceled or expire unexercised, the Sponsor shall return the related number of CPR Certificates to the Litigation Trust and the Institutional Trustee shall cancel such CPR Certificates.

         Section 7.08 Issuance of CPR Certificates After the Effective Time. The Trust may issue additional CPR Certificates to the Sponsor in such amounts and at such times as determined in accordance with the adjustment provisions of the 8% Corporate Premium Income Equity Securities of the Sponsor (or, after the Effective Time, the 8% Corporate Premium Income Equity Securities of Washington Mutual into which such securities of the Sponsor were converted pursuant to the Merger Agreement). In addition, the Trust may issue additional CPR Certificates in accordance with Section 2.03(c).

                                  ARTICLE VIII
                 DISSOLUTION AND TERMINATION OF LITIGATION TRUST

         Section 8.01 Dissolution and Termination of Litigation Trust.

         (a) The Litigation Trust shall dissolve:

                  (i) 30 days after the date on which the Institutional Trustee has distributed the portion of the Retained Amount remaining upon the expiration of the Retained Amount Period;

                  (ii) if the Litigation Trustees determine in writing that the final Payment Amount is less than zero (whether because the Proceeds Amount is less than or equal to zero or because the expenses of the Litigation Trust exceed the Proceeds Amount) and there is no Retained Amount, thirty days after written notice of such determination by the Litigation Trustees has been provided to the other Trustees;

                  (iii) 30 days after the date of a final dismissal of the Litigation or a determination by the Sponsor or Bank United (or any successor to such Persons) not to continue to prosecute the Litigation, in either case upon the instruction of the Litigation Trustees; or

                  (iv) if, prior to the Effective Time, the Sponsor so resolves in writing; provided that such dissolution is consummated before the issuance of any CPR Certificates.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and after completion of winding up of the Litigation Trust and satisfaction of liabilities of the Litigation Trust in accordance with the Business Trust Act, the Trustees shall terminate the

Litigation Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

         (c) The provisions of Sections 3.03(d), 3.03(e), 3.08, 3.13 (to the extent of the protections provided to the Institutional Trustee and limitations on liability of the same, but not to the extent of any affirmative duties contained therein), 3.14, 11.01, 11.02, 11.04 and 11.06 shall survive the termination of the Litigation Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

         Section 9.01 General.

         (a) Where CPR Certificates are presented by or on behalf of a Holder to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of CPR Certificates represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfer and exchanges, a majority of the Litigation Trustees shall execute and the Institutional Trustee shall authenticate CPR Certificates at the Registrar's request.

         (b) CPR Certificates may only be transferred by a Holder, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the CPR Certificates. Any transfer or purported transfer of any CPR Certificate not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such transferee shall be deemed not to be the holder of such CPR Certificates for any purpose, including but not limited to the receipt of the Payment Amount, and such transferee shall be deemed to have no interest whatsoever in such CPR Certificates.

         (c) The Registrar shall provide for the registration of CPR Certificates and of transfers of CPR Certificates, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any CPR Certificates, the Registrar shall cause one or more new CPR Certificates to be issued in the name of the designated transferee or transferees. Every CPR Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each CPR Certificate surrendered for registration of transfer shall be canceled by the Institutional Trustee pursuant to Section 7.07. A transferee of a CPR Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a CPR Certificate issued in the name of such transferee and otherwise executed and authenticated as provided herein. By acceptance of a CPR Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

         Section 9.02 Transfer Procedures.

         (a) Transfer and Exchange of Definitive CPR Certificates. When Definitive CPR Certificates are presented to the Registrar (x) to register the transfer of such Definitive CPR Certificates, or (y) to exchange such Definitive CPR Certificates for an equal number of Definitive

CPR Certificates of another number, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive CPR Certificates surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Litigation Trust and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         (b) Restrictions on Transfer of a Definitive CPR Certificate for a Beneficial Interest in a Global CPR Certificate. A Definitive CPR Certificate may not be exchanged for a beneficial interest in a Global CPR Certificate except upon satisfaction of the requirements set forth below. Upon receipt by the Institutional Trustee of a Definitive CPR Certificate, duly endorsed or accompanied by appropriate instruments of transfer, together with written instructions directing the Institutional Trustee to make, or to direct the Depositary to make, an adjustment on its books and records with respect to a Global CPR Certificate to reflect an increase in the number of the CPR Certificates represented by the Global CPR Certificate, then the Institutional Trustee shall cancel such Definitive CPR Certificate and cause, or direct the Depositary to cause, the aggregate number of CPR Certificates represented by the Global CPR Certificate to be increased accordingly. If no Global CPR Certificates are then outstanding, a majority of Litigation Trustees shall execute and the Institutional Trustee or the Authenticating Agent shall authenticate, an appropriate number of Global CPR Certificates.

         (c) Transfer and Exchange of Global CPR Certificates. The transfer and exchange of Global CPR Certificates or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration and the procedures of the Depositary therefor. Notwithstanding any other provisions of this Declaration, a Global CPR Certificate may not be transferred as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (d) Transfer of a Beneficial Interest in a Global CPR Certificate for a Definitive CPR Certificate.

                  (i) Any Person having a beneficial interest in a Global CPR Certificate may upon request, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive CPR Certificate, representing the same number of CPR Certificates. Upon receipt by the Institutional Trustee from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global CPR Certificate of written instructions or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest in such Global CPR Certificate, then the Institutional Trustee shall cause, in accordance with the standing instructions and procedures of the Depositary, the aggregate liquidation amount of the Global CPR Certificate to be reduced on its books and records and, following such reduction, a majority of the Litigation Trustees shall execute and the Institutional Trustee or the Authenticating Agent shall authenticate, an appropriate number of Definitive CPR Certificates.

                  (ii) Definitive CPR Certificate issued in exchange for a beneficial interest in a Global CPR Certificate pursuant to this
         Section 9.02(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from Clearing Agency Participants or indirect participants or otherwise, shall instruct the Institutional Trustee. The Institutional Trustee shall deliver such CPR Certificates to the Persons in whose names such CPR Certificates are so registered in accordance with the instructions of the Depositary.

         (e) Definitive CPR Certificates If No Depositary.

         If at any time:

                  (i) the Depositary notifies the Institutional Trustee and the Litigation Trustees that the Depositary is unwilling or unable to continue as Depositary for the Global CPR Certificates and a successor Depositary for the Global CPR Certificates is not appointed by the Litigation Trust at the direction of the Litigation Trustees within 90 days after delivery of such notice; or

                  (ii) the Litigation Trustees notify the Institutional Trustee in writing to issue Definitive CPR Certificates under this Declaration, then a majority of the Litigation Trustees shall execute, and the Institutional Trustee or Authenticating Agent, upon receipt of a written order of the Litigation Trust signed by a Litigation Trustee requesting the authentication and delivery of Definitive CPR Certificates to the Persons designated by the Litigation Trustees, shall authenticate and deliver Definitive CPR Certificates, in an aggregate amount equal to the amount of Global CPR Certificates, in exchange for such Global CPR Certificates.

         (f) Cancellation or Adjustment of a Global CPR Certificate. At such time as all beneficial interests in a Global CPR Certificate have either been exchanged for Definitive CPR Certificates to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global CPR Certificate shall be returned to the Depositary for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in a Global CPR Certificate is exchanged for Definitive CPR Certificates, CPR Certificates represented by such Global CPR Certificate shall be reduced and an adjustment shall be made on the books and records of the Institutional Trustee (if it is then the custodian for such Global CPR Certificate) with respect to such Global CPR Certificate, by the Institutional Trustee to reflect such reduction.

         (g) Obligations with Respect to Transfers and Exchanges of CPR Certificate.

                  (i) To permit registrations of transfers and exchanges, a majority of the Litigation Trustees shall execute and the Institutional Trustee or Authenticating Agent shall authenticate Definitive CPR Certificates and Global CPR Certificates at the Registrar's or Depository's request, as applicable.

                  (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Institutional Trustee or the Registrar may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                  (iii) All CPR Certificates issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the CPR Certificates surrendered upon such registration of transfer or exchange.

         Section 9.03 Deemed CPR Certificate Holders. The Litigation Trust, the Litigation Trustees, the Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the Person in whose name any CPR Certificate shall be registered on the books and records of the Litigation Trust as of the applicable record date as the sole holder of such CPR Certificate (and of the undivided beneficial interest in the assets of the Litigation Trust represented by such CPR Certificate) for purposes of receiving payment of the Payment Amount and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such CPR Certificate or in the rights represented by such Certificate on the part of any other Person, whether or not the Litigation Trust, the Litigation Trustees, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

         With respect to Global CPR Certificates issued by the Litigation Trust:
(i) the Trustees may deal with the Depositary as the authorized representative of the Holders; (ii) the rights of the holders of beneficial interests in the Litigation Trust shall be exercised only through the Depositary and shall be limited to those established by law and agreement between such holders of beneficial interests and the Depositary and/or direct participants of the Depositary; (iii) the Depositary will make book-entry transfers among the direct participants of the Depositary and will receive and transmit distributions on the CPR Certificates to such direct participants; and (iv) the direct participants of the Depositary shall have no rights under this Declaration under or with respect to any of the CPR Certificates held on their behalf by the Depositary, and the Depositary may be treated by the Trustees and their respective agents, employees, officers and directors as the absolute owner of the CPR Certificates for all purposes whatsoever.

         Section 9.04 Intentionally Left Blank.

         Section 9.05 Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the CPR Certificates, the Litigation Trustees, in their sole discretion, shall appoint a successor Clearing Agency with respect to such CPR Certificates.

                                    ARTICLE X
                           HOLDERS OF CPR CERTIFICATES

         Section 10.01 Limitations on Rights of Holders. The Holders of the CPR Certificates acknowledge that:

         (a) the Holders, in their capacities as Holders, are not stockholders of the Sponsor, Bank United or any successor of either of them and will have no rights to dividends, liquidation preferences or other distributions other than the payments described in Article IV, and will have no voting rights except as expressly described herein. The Commitment is solely a contractual obligation among the Sponsor, the Litigation Trust and the Payment Trust, and the Holders have no rights under the Commitment with respect to the Sponsor by reason of their ownership of CPR Certificates and the Sponsor has no liability under the Commitment to the Holders;

         (b) the CPR Certificates are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation;

         (c) the Holders have no rights with respect to, or interest in, (i) the Litigation, (ii) the Sponsor (or any successor thereto), (iii) Bank United (or any successor thereto), or (iv) any amount received by the Sponsor or Bank United or any other member of the Bank United Group with respect to the Litigation, including any judgment or settlement proceeds;

         (d) nothing in this Declaration shall be construed to create any partnership or joint venture between the Sponsor, Bank United, Washington Mutual or any member of the Bank United Group, and the Holders;

         (e) (i) the Litigation is solely an asset of the Sponsor, Bank United, Hyperion and their successors, (ii) the Litigation shall be conducted by and on behalf of the Sponsor, Bank United and their successors solely in accordance with the instructions of the Litigation Trustees pursuant to this Declaration,
(iii) the Litigation Trustees shall have the sole and exclusive right to direct the Sponsor, Bank United and their successors to take (or not take) actions relating to the Litigation as contemplated by this Declaration and the Recovery Agreement and may, among other things, instruct the Sponsor, Bank United and their successors to dismiss, settle or cease prosecuting the Litigation at any time without obtaining any cash or other recovery, or upon obtaining any such cash or other recovery as the Litigation Trustees may determine, (iv) the Litigation Trustees have the sole and exclusive right to take or not take other actions contemplated by this Declaration on behalf of the Sponsor, Bank United and their successors relating to the Litigation (including, without limitation, any decision with respect to the incurrence of expenses);

         (f) the liability of the Trustees and members of the Bank United Group is limited to the extent set forth in this Declaration.

         Section 10.02 Limitations on Suits by Holders.

         (a) To the fullest extent permitted by law, no Holder of CPR Certificates shall have any right by virtue or by availing itself of any provision of this Declaration to institute any action or proceeding other than a suit by such Holder for nonpayment of amounts due and owing with respect to such Holder's CPR Certificates following a payment of the Proceeds Amount to the Litigation Trust and payment of the Payment Amount by the Litigation Trust to other Holders, at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Declaration, or for the appointment of a Trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Institutional Trustee written notice of default and of the continuance thereof as herein before provided, and unless also the Holders of not less than 50% of the CPR Certificates outstanding shall have made written request upon the Institutional Trustee to institute such action or proceeding in its own name as Trustee hereunder and shall have offered to the Institutional Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Institutional Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding; it being understood and intended, and being expressly covenanted by the Holder of every CPR Certificate with every other Holder of CPR Certificates and the Institutional Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provision of this Declaration to effect, disturb or prejudice the rights of any other such Holder, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Declaration, except in the manner herein provided and for the equal, ratable and common benefit of all Holders. For the protection and enforcement of the provisions of this Section, each and every Holder and the Institutional Trustee shall be entitled to such relief as can be given either at law or in equity.

         (b) Any proceeding by Holders shall be instituted only in accordance with the following procedures:

                  (i) The prospective plaintiff(s) shall deliver to the Institutional Trustee (which shall promptly deliver a copy thereof to the Litigation Trustees) a printed or typewritten statement not more than 10 pages in length containing (i) the name(s) and address(es) of the prospective plaintiff(s), (ii) a statement of the nature and amount of each plaintiff's interest in the CPR Certificates, and (iii) a description of the nature and grounds of the claims to be asserted and the relief or remedy sought.

                  (ii) The Institutional Trustee shall promptly notify the prospective plaintiff(s) of the number of copies needed for distribution to Holders and the postage, printing and administrative costs for preparing and mailing the statement of the prospective plaintiff(s), a response by the Litigation Trustees, as applicable, which shall not exceed 10 pages in length, a consent form described below and a return envelope. Upon receipt of a certified check for such postage, printing and administrative costs, the Institutional Trustee shall promptly mail these materials to the Holders. Sixty days after mailing, the responses received shall be open to inspection by the prospective plaintiff(s) or any Holder at reasonable times during business hours at the office of the Litigation Trust designated for such purposes.

                  (iii) The mailing to Holders shall include a consent form reading substantially as follows:

                  "In response to the Bank United Litigation Contingent Payment
         Rights Litigation Trust mailing dated             ,

                  ______ I HEREBY CONSENT TO SUCH SUIT.

                  ______ I DO NOT CONSENT TO SUCH SUIT.

                  Signature


                  ------------------------------------
                  Printed or Typed Name of Holder

                  Date:

                  ------------------------------------

                  "If this response is not returned by ____________, you will be considered as not consenting to such suit."

                                   ARTICLE XI
                LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

         Section 11.01 Liability.

         (a) Except as expressly set forth in this Declaration, the Trustees shall not be:

                  (i) personally liable for the payment of any amounts, including, without limitation, the Payment Amount or any portion of the Retained Amount remaining upon the expiration of the Retained Amount Period, to the Holders, which payment shall be made solely from the Proceeds Amount, if any, and the Retained Amount, if any, respectively, and other assets of the Litigation Trust, if any; or

                  (ii) required to pay to the Litigation Trust or to any Holder any deficit upon dissolution of the Litigation Trust or otherwise.

         (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the CPR Certificates shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         Section 11.02 Exculpation.

         (a) To the fullest extent permitted by law, no Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Litigation Trust or any Indemnified Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person, except that (i) the Litigation Trustees shall be liable for any such loss, damage or claim incurred by reason of any act or omission performed or omitted by them if it shall be established in a final and nonappealable judicial determination by clear and convincing evidence that any such act or omission of the Litigation Trustees was undertaken with deliberate intent to injure the Holders or with reckless disregard for the best interests of such Holders and, in any event, any liability will be limited to actual, proximate, quantifiable damages, and (ii) the Institutional Trustee or the Delaware Trustee shall be liable for any such loss, damage or claim incurred by reason of the Institutional Trustee's or Delaware Trustee's (as the case may be) gross negligence or willful misconduct with respect to such acts or omissions and, in any event, any liability will be limited to actual, proximate, quantifiable damages; provided, that nothing in this Section 11.2(a) is intended to limit the Litigation Trustees' right to insurance obtained by the Litigation Trust and the proceeds of such insurance. In connection with purchasing insurance policies of the Litigation Trust, the Litigation Trustees or the Sponsor, as applicable, shall use reasonable best efforts to have the insurer expressly waive any right of subrogation on the part of the insurer against the Trustees.

         (b) To the fullest extent permitted by law, no Indemnified Person shall have any liability to the Litigation Trust, the Trustees or the Holders. Without limiting the generality of the foregoing, to the fullest extent permitted by law, none of the Holders (in their capacity as Holders), the Trustees or the Litigation Trust shall have the right to enforce, institute or maintain a suit, action or proceeding against a Indemnified Person relating to the formation of the Litigation Trust, the entering into of the Commitment, the distribution of the CPR Certificates, the maintenance of the Litigation at the direction of, or the actions of the Litigation Trustees in their capacity (or purportedly in their capacity) as, Litigation Trustees. Notwithstanding the preceding two sentences of this Section 11.02(b), the Litigation Trust, acting through the Litigation Trustees, may enforce, institute or maintain a suit, action or proceeding against (i), except as set forth in Section 3.12(a)(ii), the Sponsor for breach of its obligations hereunder, (ii) the Sponsor for breach of any of its obligations under the Commitment or the Payment Trust Agreement or its failure to deliver any CPR Certificate when due or to return to the Litigation Trust for cancellation any CPR Certificate required to be returned pursuant to the Merger Agreement when so required, (iii) the Sponsor for failure to make payments to the Litigation Trust under the Commitment Agreement, (iv) Bank United for breach of any depository relationship obligations it may have with respect to payments made by the Sponsor to the Litigation Trust., and in each case, the Sponsor and Bank United or their successors, as the case may be, may be liable to the Litigation Trust in connection with such suit, action or proceeding, or (v) Bank United for breach of its obligations under the Commitment or the Payment Trust Agreement. Notwithstanding the preceding two sentences, fees and expenses incurred by the Bank United Group in such a suit, action or proceeding described in the preceding two sentences shall not be set off against the Litigation Proceeds (in order to calculate the Commitment Amount) if the Litigation Trust or the Litigation Trustees prevail in such a suit, and, if in connection with suits brought pursuant to clauses (i) through
(iv) inclusive, shall be deemed expenses of the Litigation Trust payable by the Litigation Trust out of the Commitment Amount, including any Retained Amount, if the Litigation Trustees do not prevail.

         (c) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Litigation Trust and upon such information, opinions, reports or statements presented to the Litigation Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Litigation Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which payment to Holders might properly be paid.

         Section 11.03 Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Litigation Trust or to any other Indemnified Person, an Indemnified Person acting under this Declaration shall not be liable to the Litigation Trust or to any other Indemnified Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person. The Institutional Trustee shall have only those duties set forth in this Declaration and the Litigation Trustees shall have only those duties set forth in this Declaration and their respective Litigation Trustee Agreements, and, to the greatest extent permitted by applicable law, the Trustees shall have no implied duties.

         (b) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Litigation Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         Section 11.04 Indemnification.

         (a) The Litigation Trust shall indemnify, to the fullest extent permitted by law, any Indemnified Person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, arising out of or relating to the Litigation Trust, the CPR Certificates, the distribution of the CPR Certificates, the Litigation or any acts or omissions of the Trustees in their capacity or purportedly in their capacity as Trustees, or actions taken by the Litigation Trustees (including actions taken by the Litigation Trustees in their capacity as officers, directors or agents of the Sponsor or Washington Mutual so long as such actions relate to the Litigation Trust including, without limitation, the negotiation of the terms of the Litigation Trust and the CPR Certificates and the approval of the establishment of the Litigation Trust and the distribution of the CPR Certificates and related transactions, but otherwise excluding actions taken by the Litigation Trustees in such capacities), against any and all losses, liabilities, damages, judgments, demands, suits, claims, assessments, charges, fines, penalties and other costs and expenses, including attorneys' fees and expenses and other fees and expenses associated with the defense of a claim or incurred by such Indemnified Person in obtaining indemnification under this Declaration, whether or not in a formal proceeding (collectively, "Damages").

         (b) Notwithstanding Section 11.04(a), no indemnification shall apply
(i) in the case of the indemnification of the Litigation Trustees, if Holders establish in a final and nonappealable judicial determination by clear and convincing evidence that such Damages arose as the result of acts or omissions of the Litigation Trustees with deliberate intent to injure the CPR Certificate Holders or with reckless disregard for the best interests of such Holders, or
(ii) in the case of the indemnification of the Delaware Trustee or the Institutional Trustee, if Holders establish in a final and nonappealable judicial determination by clear and convincing evidence that such damages arose because such Trustee was grossly negligent or engaged in willful misconduct. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (i) the Litigation Trustees acted or decided with deliberate intent to injure the Holders or with reckless disregard for the best interests of such Holders or (ii) the Delaware Trustee or Institutional Trustee was grossly negligent or engaged in willful misconduct.

         (c) To the fullest extent permitted by law, expenses (including attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in Sections 11.04(a) shall be paid by the Litigation Trust in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking (without bond or security) by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Litigation Trust as authorized in this Section 11.04.

         (d) All rights to indemnification under this Section 11.04 shall be deemed to be provided by a contract between the Litigation Trust and each Indemnified Person who serves in such capacity at any time while this Section
11.04 is in effect. Any repeal or modification of this Section 11.04 shall not affect any rights or obligations then existing.

         (e) The Litigation Trust shall purchase and maintain insurance to cover its indemnification obligations set forth herein, as well as any other liabilities of the Litigation Trustees. The Litigation Trustees, on behalf of the Litigation Trust, shall provide notice to the other Trustees and the members of the Bank United Litigation Committee, if any, 30 days prior to the expiration or termination of such insurance.

         (f) For purposes of this Section 11.04, references to "the Litigation Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger involving the Litigation Trust, so that any Person who is or was a director, Trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, Trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 11.04 with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

         (g) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 11.04 shall continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

         Section 11.05 Outside Businesses. Any Indemnified Person or member of the Bank United Group may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Litigation Trust, and the Litigation Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Litigation Trust, shall not be deemed wrongful or improper. No Indemnified Person or member of the Bank United Group shall be obligated to present any particular investment or other opportunity to the Litigation Trust even if such opportunity is of a character that, if presented to the Litigation Trust, could be taken by the Litigation Trust, and any Indemnified Person or member of the Bank United Group shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Indemnified Person or member of the Bank United Group may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, Trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates; provided that, as set forth in
Section 3.04(a), the Institutional Trustee shall not offer or provide credit or credit enhancement to the Litigation Trust.

         Section 11.06 Compensation; Fee. The Litigation Trust agrees:

         (a) to pay to the Institutional Trustee and the Delaware Trustee from time to time, upon the approval of the Litigation Trustees, reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a Trustee of an express Litigation Trust); and

         (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the compensation and the expenses and disbursements of their respective agents and counsel).

         The provisions of Section 11.04 and this Section 11.06 shall survive the dissolution of the Litigation Trust and the termination of this Declaration and the removal or resignation of any Trustee.

                                   ARTICLE XII
                                   ACCOUNTING

         Section 12.01 Fiscal Year. The fiscal year ("Fiscal Year") of the Litigation Trust shall be the calendar year, or such other year as is required by the Code.

         Section 12.02 Certain Accounting Matters.

         (a) At all times during the existence of the Litigation Trust, the Litigation Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Litigation Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Litigation Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Litigation Trust by a firm of independent certified public accountants selected by the Litigation Trustees.

         (b) The Litigation Trustees, with the cooperation of the Institutional Trustees, shall cause to be duly prepared and delivered to each of the Holders any annual United States federal income tax information statement required by the Code, containing such information with regard to the CPR Certificates held by each Holder as is required by the Code and the regulations promulgated thereunder. Notwithstanding any right under the Code to deliver any such statement at a later date, the Litigation Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Litigation Trust.

         (c) The Litigation Trustees shall cause to be duly prepared and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Litigation Trustees on behalf of the Litigation Trust with any state or local taxing authority.

         Section 12.03 Banking. The Litigation Trust may maintain one or more bank accounts in the name and for the sole benefit of the Litigation Trust; provided, however, that all payments received by the Litigation Trust pursuant to the Commitment shall be maintained separately from other funds as provided by Sections 3.13(d)(iv) and 3.12(c)(ii)(C).

         Section 12.04 Withholding. The Litigation Trustees or any Paying Agent shall comply with all withholding requirements under United States federal, state and local law. The Litigation Trustees or any Paying Agent shall request, and the Holders shall provide to the Litigation Trustees or any Paying Agent, as applicable, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Litigation Trustees or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Litigation Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Litigation Trustees or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual distributions made, the Litigation Trustees or any Paying Agent may reduce subsequent distributions by the amount of such withholding. The Litigation Trustees and any Paying Agent may retain counsel (which may be counsel to the Litigation Trust or counsel to any member of the Bank United Group) and/or outside advisors that it reasonably believes to be experts with respect to tax matters, and the Institutional Trustee and any Paying Agent shall be deemed to have satisfied the requirements of the first sentence by retaining such expert(s) for such purpose and acting in accordance with the instructions of such expert(s), and they shall not be liable for any actions taken or not taken at the direction of such expert(s).

                                  ARTICLE XIII.
                             AMENDMENTS AND MEETINGS

         Section 13.01 Amendments.

         (a) Except as otherwise provided in this Declaration, this Declaration may only be amended by a written instrument approved and executed by

                  (i) the Institutional Trustee;

                  (ii) the Litigation Trustees in accordance with the last sentence of Section 3.11(a); and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

         (b) Notwithstanding any other provision of this Article XIII, no amendment shall be made, and any such purported amendment shall be void and ineffective unless the Institutional Trustee shall have first received:

                           (A) an Officers' Certificate from the Litigation
                  Trustees that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the CPR Certificates); and

                           (B) an opinion of counsel (who may be counsel to the
                  Litigation Trust or the Litigation Trustees) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the CPR Certificates).

                           (C) Except as provided in this Section 13.01, no
                  amendment shall be made, and any such purported amendment shall be void and ineffective unless the Holders of a majority of the CPR Certificates then outstanding shall have consented to such amendment.

                           (D) In addition to and notwithstanding any other
                  provision in this Declaration, without the consent of each affected Holder, this Declaration may not, except as permitted by this Section 13.01, be amended to (i) discriminate among Holders, (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such occurrence, or (iii) modify the definition of Payment Amount or Retained Amount.

                           (E) Section 2.03(a) and this Section 13.01 shall not
                  be amended without the consent of all of the Holders of the CPR Certificates then outstanding.

                           (F) No amendment that materially adversely affects
                  the rights, powers, immunities or indemnities of the Institutional Trustee, the Litigation Trustees or the Sponsor under this Declaration may be made without the consent of such affected person.

                           (G) Subject to Section 13.01(b), this Declaration may
                  be amended by the Institutional Trustee and the Litigation Trustees without the consent of the Holders of the CPR
                  Certificates:

                                    (i) to cure any ambiguity;

                                    (ii) to correct or supplement any provision
                           in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                                    (iii) to add to the covenants, restrictions
                           or obligations of the Litigation Trustees or to alter the allocation of duties between the Litigation Trustees and the Institutional Trustee;

                                    (iv) to modify, eliminate or add to any
                           provision of this Declaration to such extent as may be necessary to ensure that the Litigation Trust (a) will be classified for United States federal income tax purposes at all times as a grantor trust, (b) will not be required to register as an Investment Company under the Investment Company Act (including without limitation to conform to any change in any applicable Rule under the Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority) or (c) is able to issue additional CPR Certificates;

                  provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii), (iii) or (iv) shall adversely affect the powers, preferences or special rights of Holders or cause the Litigation Trust to fail to continue to be classified as a grantor trust for purposes of United States federal income taxation.

                           (H) The Institutional Trustee may, but shall have no
                  obligation to, execute any amendment which materially adversely affects its rights, powers, immunities or indemnities.

         (c) Any amendment permitted under this Section 13.02 shall be presented by a Litigation Trustee to the other Trustees for approval and execution in accordance with this Section 13.02. Any such amendment shall be delivered to the Institutional Trustee upon its effectiveness and shall be filed with the Commission if and as appropriate under applicable law in the opinion of the Litigation Trustees.

         Section 13.02 Meetings of Holders of CPR Certificates; Action by Written Consent.

         (a) Meetings of the Holders may be called at any time by the Litigation Trustees to consider and act on any matter on which Holders are entitled to act under the terms of this Declaration, the terms of the CPR Certificates or the rules of any stock exchange or automated quotation system on which the CPR Certificates are listed or admitted for trading, if any. The Litigation Trustees shall call a meeting of the Holders if directed to do so by the Holders of at least 25% of CPR Certificates. Such direction shall be given by delivering to the Litigation Trustees one or more calls in a writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called.

         (b) Except to the extent otherwise provided in the terms of the CPR Certificates, the following provisions shall apply to meetings of Holders:

                  (i) notice of any such meeting (with a copy to the Institutional Trustee) shall be given by the Litigation Trustees to all the Holders having a right to vote thereat at least 20 days and not more than 60 days before the date of such meeting.

         Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange or automated quotation system on which the CPR Certificates are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the

Holders owning not less than the minimum amount of CPR Certificates that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Litigation Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Litigation Trust within the time specified by the Litigation Trustees;

                  (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Litigation Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation; each meeting of the Holders shall be conducted by the Litigation Trustees or by such other Person that the Litigation Trustees may designate; and

                  (iii) unless the Business Trust Act, this Declaration or the terms of the CPR Certificates or the listing rules of any stock exchange on which the CPR Certificates are then listed for trading, if any, otherwise provide, the Litigation Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE XIV
          REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

         Section 14.01 Representations and Warranties of the Institutional Trustee. The entity that acts as initial Institutional Trustee represents and warrants to the Litigation Trust and to the Sponsor at the date of this Declaration, and each entity that acts as a Successor Institutional Trustee represents and warrants to the Litigation Trust at the time of such entity's acceptance of its appointment as Successor Institutional Trustee, that:

         (a) the entity is a corporation or banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States or a State thereof with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) the execution, delivery and performance by the entity of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the entity, and it constitutes a legal, valid and binding obligation of the entity, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law); and

         (c) the execution, delivery and performance of this Declaration by the entity does not conflict with or constitute a breach of the charter or by-laws of the entity.

         Section 14.02 Representations and Warranties of the Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Litigation Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Litigation Trust at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

         (a) the Delaware Trustee, if other than an individual, is duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law); and

         (c) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Litigation Trust the requirements of Section 3807 of the Business Trust Act.

                                   ARTICLE XV.
                                  MISCELLANEOUS

         Section 15.01 Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

         (a) if given to the Litigation Trust, in care of the Litigation Trustees and the Institutional Trustee at the addresses set forth below (or such other address as the Litigation Trust may give notice of to the Holders of the CPR Certificates):

Jonathon K. Heffron, Litigation Trustee
Bank United Corp. Litigation Contingent Payment Rights Trust
c/o Bank United Corp.
3200 Southwest Freeway
Suite 2604
Houston, Texas 77027
Facsimile: (713) 543-7744
         with a copy to:

Salvatore A. Ranieri, Litigation Trustee
Bank United Corp. Litigation Contingent Payment Rights Trust
1140 Franklin Ave. Suite 201
Garden City, NY 11530
Facsimile: (516) 873-1155

         and to:

First Union Trust Company
Rodney Square
Suite 102
920 King Street
New Castle County
Wilmington, Delaware 19801
Attention: Corporate Trust Administration
Facsimile: (302) 888-7544

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the CPR Certificates):

First Union Trust Company
Rodney Square
Suite 102
920 King Street
New Castle County
Wilmington, Delaware 19801
Attention: Corporate Trust Administration
Facsimile: (302) 888-7544

         (c) if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the CPR Certificates).

First Union Trust Company
Rodney Square
Suite 102
920 King Street
New Castle County
Wilmington, Delaware 19801
Attention: Corporate Trust Administration
Facsimile: (302) 888-7544

         (d) if given to the Litigation Trustees, at each mailing address set forth below (or such other address as the Litigation Trust may give notice of to the Holders of the CPR Certificates):

Jonathon K. Heffron, Litigation Trustee
Bank United Corp. Litigation Contingent Payment Rights Trust
c/o Bank United Corp.
3200 Southwest Freeway
Houston, Texas 77027
Facsimile: (713) 543-7744

Salvatore A. Ranieri, Litigation Trustee
Bank United Corp. Litigation Contingent Payment Rights Trust
1140 Franklin Ave. Suite 201
Garden City, NY 11530
Facsimile: (516) 873-1155

         (e) if given to any Holder, at the address set forth on the books and records of the Litigation Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver the same.

         Section 15.02 Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that, to the fullest extent permitted by law, there shall not be applicable to the Litigation Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of Trustee accounts or schedules of Trustee fees and charges, (b) affirmative requirements to post bonds for Trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the trustees as set forth or referenced in this Declaration. Section 3540 and, to the fullest extent permitted by applicable law, Section 3561, of Title 12 of the Delaware Code shall not apply to the Litigation Trust.

         Section 15.03 Intention of Parties. It is the intention of the parties hereto that the Litigation Trust be classified for United States federal income tax purposes as a grantor trust that is formed to hold the Commitment and liquidate the Commitment, as provided for herein. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         Section 15.04 Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         Section 15.05 Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

         Section 15.06 Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         Section 15.07 Specific Performance. The Sponsor hereby agrees that the obligations imposed on it in this Declaration are special, unique and of an extraordinary character, and that, in the event of breach by the Sponsor, damages would not be an adequate remedy and the Sponsor shall be entitled to specific performance and injunctive and other equitable relief, including declaratory relief, in addition to any other remedy to which it may be entitled, at law or in equity; and the Sponsor hereby further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

         Section 15.08 Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and the Sponsor to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         Section 15.09 Consent to Jurisdiction. The Trustees, the Sponsor and any Person becoming a Holder hereunder hereby consent to (i) the non-exclusive jurisdiction of the Courts of the State of Delaware and any Federal Court sitting in Wilmington, Delaware, and (ii) service of process by mail at their last known address.

         Section 15.10 Default Rules. Regardless of whether this Declaration specifically refers to particular Default Rules:

         (a) if any provision of this Declaration conflicts with a Default Rule, the provision of this Declaration controls and the Default Rule is modified or negated accordingly,

         (b) if it is necessary to construe a Default Rule as modified or negated in order to effectuate any provision of this Declaration, the Default Rule is modified or negated accordingly, and

         (c) the fact that some Default Rules are referred to herein shall not limit the application of Section 15.10(a) or (b) in those instances where no Default Rule has been referred to herein.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                       FIRST UNION TRUST COMPANY,
                                       as Delaware Trustee


                                       By: /s/ Edward L. Truitt, Jr.
                                          --------------------------
                                       Name: Edward L. Truitt, Jr.
                                       Title: Vice President

                                       FIRST UNION TRUST COMPANY,
                                       as Institutional Trustee

                                       By: /s/ Edward L. Truitt, Jr.
                                          --------------------------
                                       Name: Edward L. Truitt, Jr.
                                       Title: Vice President

                                       BANK UNITED CORP.,
                                       as Sponsor

                                       By: /s/ Randolph C. Henson
                                          --------------------------
                                       Name: Randolph C. Henson
                                       Title: Senior Vice President

                                       /s/ Jonathon K. Heffron,
                                       -----------------------------
                                       JONATHON K. HEFFRON, as Litigation
                                       Trustee

                                       /s/ Salvatore A. Ranieri,
                                       -----------------------------
                                       SALVATORE A. RANIERI, as Litigation
                                       Trustee


                                       BANK UNITED LITIGATION CONTINGENT
                                       PAYMENT RIGHTS TRUST, by:

                                       /s/ Jonathon K. Heffron
                                       -----------------------------
                                       JONATHON K. HEFFRON, as Litigation
                                       Trustee

                                       /s/ Salvatore A. Ranieri
                                       -----------------------------
                                       SALVATORE A. RANIERI, as Litigation
                                       Trustee



   [Signature Page to Amended and Restated Declaration of Trust of Bank United
                Corp. Litigation Contingent Payment Rights Trust]

                                       FIRST UNION TRUST COMPANY, as
                                       Institutional Trustee

                                       By: /s/ Edward L. Truitt, Jr.
                                          --------------------------
                                       Name: Edward L. Truitt, Jr.
                                       Title: Vice President

                                       FIRST UNION TRUST COMPANY, as Delaware
                                       Trustee

                                       By: /s/ Edward L. Truitt, Jr.
                                          --------------------------
                                       Name: Edward L. Truitt, Jr.
                                       Title: Vice President



   [Signature Page to Amended and Restated Declaration of Trust of Bank United
                Corp. Litigation Contingent Payment Rights Trust]

                        EXHIBIT D TO DECLARATION OF TRUST
                  FORM OF CONTINGENT PAYMENT RIGHT CERTIFICATE
                          [FORM OF FACE OF CERTIFICATE]

[The following two paragraphs apply only to Certificates in global form.] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE LITIGATION TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

----------------------------------          ------------------------------------
CERTIFICATE NUMBER                          NUMBER OF CONTINGENT PAYMENT
                                            RIGHT CERTIFICATES

CUSIP NO: 065416 11 7

       CERTIFICATE EVIDENCING UNDIVIDED BENEFICIAL INTERESTS IN THE ASSETS
                                       OF
          BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST

                      CONTINGENT PAYMENT RIGHT CERTIFICATES

         BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST, a statutory business trust created under the laws of the State of Delaware (the "Litigation Trust"), hereby certifies that (the "Holder") is the registered owner of certificates of the Litigation Trust representing undivided beneficial interests in the assets of the Litigation Trust, designated the Contingent Payment Right Certificates (the "CPR Certificates"). Subject to the Declaration (as defined below), the CPR Certificates are transferable on the books and records of the Litigation Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The CPR Certificates represented hereby are issued pursuant to the designation, rights, privileges, restrictions, preferences and other terms and provisions of, and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Litigation Trust dated as of February 8, 2001, among Jonathon K. Heffron and Salvatore A. Ranieri as Litigation Trustees (the "Litigation Trustees"), First Union Trust Company, National Association, as Delaware Trustee, First Union Trust Company, National Association, as Institutional Trustee, Bank United Corp., as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Litigation Trust, including the designation of the terms of the CPR Certificates, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Institutional Trustee will provide a copy of the Declaration to the Holder without charge upon written request to the Litigation Trust at its principal place of business.

         Upon receipt of this CPR Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         This CPR Certificate is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

         IN WITNESS WHEREOF, the Litigation Trust has duly executed this CPR Certificate.

                          BANK UNITED CORP. LITIGATION
                         CONTINGENT PAYMENT RIGHTS TRUST

By: Bank United Corp. as Sponsor
By:
   -----------------------------

Name
Title:
By:
   -----------------------------

--------------------------------

Name:
     ---------------------------
Title: Litigation Trustee
By: Jonathon K. Heffron

Name:
     ---------------------------
Title: Litigation Trustee
By: Salvatore A. Ranieri

                          CERTIFICATE OF AUTHENTICATION

     This is one of the CPR Certificates referred to in the within-mentioned
                                  Declaration.

             First Union Trust Company, National Association, as the
                              Institutional Trustee
                                       By:

                           --------------------------

                                      Name:
                                     Title:

                        [FORM OF REVERSE OF CERTIFICATE]

         Distributions payable on each CPR Certificate will be payable from time to time upon the receipt by the Bank United Corp. Litigation Contingent Payment Rights Trust (The "Litigation Trust") of payments of the Proceeds Amount (as defined herein) from the Bank United Corp. Payment Rights Trust, a Delaware Business Trust (the "Payment Trust") pursuant to the Commitment (as defined herein). The Payment Trust shall pay the Proceeds Amount to the Litigation Trust upon its receipt of the Commitment Amount (as defined herein) from Bank United Corp. Corp., a Delaware corporation (together with its successors, "Bank United Corp."), pursuant to the Commitment. The Commitment means the Commitment Agreement (the "Commitment") dated as of February 8, 2001, between Bank United Corp., the Payment Trust and the Litigation Trust, entered into by Bank United Corp. in connection with the merger (the "Merger") of Bank United Corp. with and into Washington Mutual, Inc. a Washington corporation (together with its successors, "Washington Mutual"). The Proceeds Amount means the Commitment Amount plus any interest earned thereon less certain taxes. The Commitment Amount means an amount equal to the Litigation Proceeds (as defined herein) minus the Reimbursements (as defined herein) plus the Assumed Tax Benefit (as defined herein). Litigation Proceeds means an amount equal to any and all cash payments (the "Cash Proceeds") and non-cash payments (the "Non-Cash Proceeds") actually received by Bank United Corp., Bank United (as defined herein) or any of their affiliates other than Hyperion Partners L.P. (the "Bank United Group") pursuant to a final, non-appealable judgment or a final settlement of the litigation claims of Bank United Corp. and Bank United, a wholly-owned subsidiary of Bank United Corp. (together with its successors, "Bank United"), in the litigation filed on July 25, 1995, by the Sponsor, Bank United and Hyperion Partners L.P. against the United States in the U.S. Court of Federal Claims for alleged failures of the United States to adhere to its agreement to waive or forbear from enforcing certain provisions concerning regulatory capital requirements, liquidity requirements, accounting requirements and other matters, and any substitute or ancillary action, litigation or arbitration with respect to the claims made in such action (the "Litigation"). Reimbursements means an amount equal to (a) the amounts paid by Bank United Corp. to the Litigation Trust and the Payment Trust to pay such trusts' expenses pursuant to the Commitment (other than certain amounts payable to Jonathon K. Heffron, as a Litigation Trustee), plus (b) interest on the amounts paid by Bank United Corp. to the Litigation Trust and the Payment Trust to pay such trusts' expenses pursuant to the Commitment calculated from the time of any such withdrawal at an annual interest rate equal to (A) seven percent (7%) on the amount of such aggregate payments not exceeding $5,000,000, (B) ten percent (10%) on the amount of such aggregate payments greater than $5,000,000 but not exceeding $10,000,000 and (C) fifteen percent (15%) on the amount of such aggregate payments greater than $10,000,000, plus (c) the Assumed Tax Liability (as defined herein), plus (d) in the event the Litigation Proceeds are required to be included in income for federal income tax purposes in a taxable year prior to the year such proceeds are received in cash (because of either the accrual of Cash Proceeds before the payment thereof or the time required to liquidate Non-Cash Proceeds), interest on any cash payment of taxes on such income at an annual interest rate of seven percent (7%) compounded annually from the date of such payment of taxes to the date of receipt of cash, plus (e) the aggregate amount of any Damages (as defined herein) actually suffered by any Bank United party, plus (f) the aggregate amount of any indemnification provided by Bank United to either of the Litigation Trustees in connection with claims relating to the Litigation Trust or the Payment Trust, plus (g) any expenses reasonably incurred by Bank United in connection with the liquidation of any Non-Cash Proceeds. Assumed Tax Benefit means an amount equal to the tax benefit that would be allowed to the Bank United Group under Section 483(a) of the Internal Revenue Code, computed based on certain assumptions, from payments on the Commitment plus an amount equal to the tax benefit that would be allowed to the Bank United Group by reason of deductions for expenses of the trusts (other than certain amounts payable to Jonathon K. Heffron, as a Litigation Trustee) and for the fair market value of the CPR Certificates issued to the Litigation Trustees pursuant to the Litigation Trustee Agreements, computed based on certain assumptions. The Assumed Tax Liability means an amount equal to the income (including franchise) tax liability of the Bank United Group (not giving effect to any deductions attributable to payments of the Commitment Amount) attributable to the receipt of the Litigation Proceeds computed based on certain assumptions. The Payment Amount means, with respect to each payment of the Proceeds Amount received by the Litigation Trust pursuant to the Commitment, such payment of the Proceeds Amount received by the Litigation Trust less the amount of any accrued but unpaid expenses payable by the Litigation Trust, plus interest or income, if any, received by the Litigation Trust on such payment of the Proceeds Amount, less amounts retained by the Litigation Trust as the Retained Amount (as defined herein). The Retained Amount means $1.0 million (or such greater amount as the Litigation Trustees shall reasonably determine may be reasonably likely to be required to pay additional expenses or to satisfy the Litigation Trust's indemnification obligations). The Litigation Trustees' obligation to make payments to the Holders shall be subject to the requirement that the Litigation Trust retain, from payments of the Proceeds Amount, the Retained Amount for a period (the "Retained Amount Period") of one year (or such longer period as the Litigation Trustees shall reasonably determine (initially or at any time prior to the then scheduled termination of the Retained Amount Period) may be reasonably likely to be required) to satisfy all expenses, costs and claims and indemnification obligations of the Litigation Trust which may be incurred or which may arise after the Proceeds Amount is paid in full.

         The Payment Trust will promptly make payments from time to time, but in no event prior to the expiration of the 366 day period commencing with the distribution of the CPR Certificates to the Holders, to the Litigation Trust of the Proceeds Amount upon the receipt of the applicable payment of the Commitment Amount from the Sponsor.

         The Litigation Trust will make payments from time to time to the Holders of the Payment Amounts upon the receipt of the applicable payments of the Proceeds Amount from the Payment Trust. Each CPR Certificate will entitle the Holder thereof to receive a fraction (equal to 1 divided by the total number of CPR Certificates outstanding, including CPR Certificates associated with stock options and 8% Corporate Premium Income Equity Securities referred to in Article VII of the Amended and Restated Declaration of Trust of the Litigation Trust) of any Payment Amount within 60 days after the Litigation Trust receives a Proceeds Amount.

         Within 90 days of the expiration of the Retained Amount Period, the Litigation Trust will pay to the Holders any remaining portion of the Retained Amount. Each CPR Certificate will entitle the Holder thereof to receive a fraction (equal to 1 divided by the total number of CPR Certificates outstanding, including CPR Certificates associated with stock options and 8% Corporate Premium Income Equity Securities referred to in Article VII of the Amended and Restated Declaration of Trust of the Litigation Trust) of the remaining portion of the Retained Amount.

         The Litigation Trust shall mandatorily redeem for $0.01 in cash each CPR Certificate issued to a Bank United Corp. stockholder who provides a notice of intent to exercise appraisal rights in the Merger with respect to shares of Bank United Corp. common stock. If any such Bank United Corp. stockholder subsequently withdraws, or fails to perfect, such appraisal demand, Washington Mutual in its capacity as successor to Bank United Corp., shall deliver to such stockholder one CPR Certificate for each share of Bank United Corp. common stock as to which such appraisal demand was withdrawn and not perfected.

         To the fullest extent permitted by law, no Indemnified Person (as defined in the Declaration) shall be liable, responsible or accountable in damages or otherwise to the Litigation Trust or any other Indemnified Person or member of the Bank United Group for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person, except that (i) the Litigation Trustees shall be liable for any such loss, damage or claim incurred by reason of any act or omission performed or omitted by them if it shall be established in a final and nonappealable judicial determination by clear and convincing evidence that any such act or omission of the Litigation Trustees was undertaken with deliberate intent to injure the Holders or with reckless disregard for the best interests of such Holders and, in any event, any liability will be limited to actual, proximate, quantifiable damages, and (ii) the Institutional Trustee or the Delaware Trustee shall be liable for any such loss, damage or claim incurred by reason of the Institutional Trustee's or Delaware Trustee's (as the case may be) gross negligence or willful misconduct with respect to such acts or omissions.

         To the fullest extent permitted by law, no Indemnified Person, shall have any liability to the Litigation Trust, the Payment Trust, the Trustees of either Trust (the "Trustees") or the Holders. Without limiting the generality of the foregoing, to the fullest extent permitted by law, none of the Holders (in their capacity as Holders), the Trustees, the Payment Trust, or the Litigation Trust shall have the right to enforce, institute or maintain a suit, action or proceeding against an Indemnified Person relating to the formation of the Litigation Trust, the entering into of the Commitment, the distribution of the CPR Certificates, the Litigation or actions of the Trustees in their capacity (or purportedly in their capacity) as Trustees. The Litigation Trust, acting through the Litigation Trustees, may enforce, institute or maintain a suit, action or proceeding against (i) Bank United Corp. for breach of its obligations under the Declaration, (ii) Bank United Corp. for its breach of any of its obligations under the Commitment or its failure to deliver any CPR Certificate when due or to return to the Litigation Trust for cancellation any CPR Certificate required to be returned pursuant to the Merger Agreement when so required, (iii) Bank United Corp. for failure to make payments to the Litigation Trust pursuant to the Commitment, (iv)

Bank United for breach of any depository relationship obligations it may have with respect to payments made by Bank United Corp. to the Litigation Trust or the Payment Trust, or (v) the Payment Trust for breach of the Commitment and in each case, Bank United Corp., the Payment Trust, Bank United or their successors, as the case may be, may be liable to the Litigation Trust in connection with such suit, action or proceeding; provided, that fees and expenses incurred by the Bank United Group in such a suit, action or proceeding shall not be set off against the Litigation Proceeds (in order to calculate the Commitment Amount) if the Litigation Trust or the Litigation Trustees prevail in such a suit, and, if in connection with suits brought pursuant to clauses (i) through (v) inclusive, shall be deemed expenses of the Litigation Trust payable by the Litigation Trust out of the Proceeds Amount, including any Retained Amount, if the Litigation Trustees do not prevail.

         The Holders will have no voting rights (except in connection with certain amendments to the Declaration described in Article XIII of the Declaration and except in connection with the removal of the Institutional Trustee and the Delaware Trustee for cause, or, if a default by the Litigation Trust with respect to its payment obligations under Article IV of the Declaration shall have occurred and be continuing, with or without cause), no liquidation preference and no rights to dividends or distributions other than their pro rata share of the Payment Amount and any portion of the Retained Amount remaining at the expiration of the Retained Amount Period, plus any other Litigation Trust assets.

         THE CPR CERTIFICATES ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION.

         The Holders have no rights with respect to, or interest in, (i) the Litigation, (ii) Bank United Corp., (iii) Bank United, or (iv) any amount received by Bank United Corp., Bank United or any other member of the Bank United Group with respect to the Litigation, including any judgment or settlement proceeds.

         Each Holder acknowledges that: (i) the Litigation is solely an asset of Bank United Corp., Bank United and their successors, (ii) the Litigation shall be conducted by and on behalf of Bank United Corp., Bank United and their successors solely in accordance with the instructions of the Litigation Trustees pursuant to the Declaration, (iii) the Litigation Trustees shall have the sole and exclusive right to direct Bank United Corp., Bank United and their successors to take (or not take) actions relating to the Litigation as contemplated by the Declaration and may, among other things, instruct Bank United and its successors to dismiss, settle or cease prosecuting the Litigation at any time without obtaining any cash or other recovery, or upon obtaining any such cash or other recovery as the Litigation Trustees may determine, and (iv) the Litigation Trustees have the sole and exclusive right to take or not take other actions contemplated by the Declaration relating to the Litigation (including, without limitation, any decision with respect to the incurrence of expenses).

         Nothing in the Declaration or this CPR Certificate shall be construed to create any partnership or joint venture between Bank United Corp., Bank United, Washington Mutual or any member of the Bank United Group, and the Holders.



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